EXHIBIT 10.34



PROFESSIONAL SERVICES AGREEMENT      [[gevity hr LOGO]]

I. THE PARTIES: This Agreement is made between - One Source Technology, Inc. ("Client") with its principal office located a the address set forht beneath Client's signature below and:

[X] Gevity HR, L.P.,

[ ] Gevity HR II, L.P.,

[ ] Gevity HR III, L.P.,

[ ] Gevity HR IV, LI'.,

[ ] Gevity HR V, L.P.,.

[ ] Gevity HR ________,

[ ] Gevity HR VI, L.P.,

[ ] Gevity HR VIII, L.P.,

[ ] Gevity HR IX, L.P.,

[ ] Gevity HR X, L.P.,.

[ ] Staff Leasing, Inc. d/b/a Gevity HR

(hereinafter individually and jointly "Gevity HR"), a wholly-owned subsidiary of Staff Leasing, Inc. d/b/a Gevity HR, a Florida corporation, wtih it's principal office located at 600 301 Boulevard West, Suite 202, Bradenron, Florida 34205. Collectively, Client and Gevity HR are referred to as "the parties."

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2. OPTIONAL BENEFITS AND SERVICES:

     A. Employee Health and Welfare Benefits: Client will indicate, by selecting one of the following two benefit options, whether or not Gevity HR's optional health and welfare benefits ("Benefits") are desired for "Co-Employees" (defined in section 6.A. below). Gevity HR's initial and continuing obligation to offer Benefits to Co-Employees is contingent upon satisfaction of eligibility, participation and client contribution requirements in effect from time to time. See section 32 for a description of these requirements.

Client is to choose ONE OPTION.
CHECK AND INITIAL Option (i) or (ii)

[X] Option (i) Clients Initials  TW     or   [] Option (iI) Clients Initials
FULL BENEFITS                   ----         NO BENEFITS                    ----

     B. Additional Services Provided by Gevity HR: Gevity HRs basic "Services" provided to all clients are described in Section 6.C. below. If the parties have agreed that additional services will be provided by Gevity HR and included in Gevity HR's Fees, such additional services are specified on Schedule A of the Proposal.
     C. Supplemental Services Provided by Vendors: Gevity HR's clients are eligible to receive certain supplemental services designed to help businesses improve their business operations, work environment and overall effectiveness. These are not included in Gevity HR's basic Services provided under this Agreement. Such services would be provided by a vendor under separate contract between vendor and Client adn would be billded separately. See section 31 for details.
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3. If Client has any  worksites  in Florida  covered by this  Agreement,  Client affirms that, pursuant so F.S. Section 627.192(B), except for premiums or amounts that are subject to good faith dispute, Client does not owe its current or prior Insurers any past due premium for workers' compensation insurance, and does not owe its current or prior employee leasing company any past due amounts under the service agreement with such employee leasing company. Client has read the foregoing sentences and by signing below swears that the facts stated in the foregoing sentence are true.

The signatures on behalf of Gevity HR and Client immediately below constitute execution of this Agreement.

Gevity HR                                   CLIENT

Signature  /s/ John Panning                 Signature  /s/ Thomas E. Glasgow
       --------------------------------            -----------------------------

Typed or                                    Typed or
Printed                                     Printed
Name       John Panning                     Name       Thomas E. Glasgow
       --------------------------------            -----------------------------

Title:     Senior Vice President            Title:     CEO
       --------------------------------            -----------------------------

Date:      December 26, 2002                Street
       --------------------------------     Address    7419 E. Helm Drive
                                                   -----------------------------

                                            City,
                                            State,     Scottsdale, AZ 85260
                                            Zip    -----------------------------


                                            Date:      9/13/02
                                                   -----------------------------


THIS AGREEMENT is continued on the following pages. Please read all pages carfully.

4. PROPOSAL means a Proposal which sets forth the "Fees" to be paid by Client foe Gevity HR `s services ("Services") sd en rifled in the ii rst Sentence of

4.C. Each Proposal agreed to by the parties is attached hereto and made an integral part of this Agreement, including the terms and definitions in, and any Schedules attached to, each Proposal. The Fees shown in a Proposal and its attached Schedules (i) see based on information concerning Co-Employees' job classifications and remuneration supplied to Gevity HR by Client (Consent Information") and on the requirements, methods and level of Services agreed upon by the parties, and (ii) reflect a discount for payment's made with bank draft, ACH Transfer, wire transfer and similar commercial banking Transactions acceptable to Gevity HR; the discount is not available if Client pays with a credit card.

5. COUNTERPARTS: This Agreement may be signed in one or more Counterparts, each of which when executed shall be deemed an original and together shall constitute one and the same instrument.

6. EMPLOYER RELATIONSHIP:

A. The employer arrangement established under this Agreement will apply only in the U.S. States identified and "priced" in the Proposal(s). Client's existing active employees and employees subsequently hired by Client in these states will become co-em ployed by both Client and Gevity HR upon Gevity HR's confirmation, as provided in ss.56.B. and 14.A, that they are "Co Employees." If Client establishes a worksite in any area ("other area") outside of such states, this Agreement shall not a pply in such other area. Upon Client's request and the concurrence of Gevity HR to provide Services in the other area, the pa tries will enter in to a sepa rare agreement covering the other area. Client shall at all times retain its ststus as an employer of Co-Em ployees hut the entsrety of an employer's rights and responsibilities shall be shared and allocated between Gevity HR and Client as set forth herein so that Co-Employees shall be simultaneously employed by both parties. Gevity HR shall be the employer of Co-Employees for employer responsibilities related to Gevity HR's Services defined in 56.C and for purposes of compliance with the laws specified in 57.A. hereof. Client shall be the employer of Co-Employees for all employer responsibilities unrelated to Gevity HR s Services and for purposes of compliance with the law specified in 7.B. hereof. Gevity HR`s retention of rights shall not be deemed a mandate to exercise any of such rights and does not negate Client's ability to exercise its rights and obligations as an employer. Client shall at all times have the privilege, authority and duty to exercise the rights and responsibilities that a worksite employer has with respect to employees, including the rights assumed by Gevity HR, subject to the requirements set forth herein. Gevity HR reserves a right of direction and control over Co-Employers and its authority to hire, terminate its employment of, and discipline and reassign. Co-Employees, notwithstanding the foregoing reserved and retained rights, Gevity HR assigns to Client the actual control over (i) the day-to-day job duties of Co-Employees, and (ii) the portion of all job sites at which and from which Co-Employees work. Client (a) accepts the assignment of actual control as set forth in the foregoing sentence, (b) understands that Client has actual control over Co-Employees' job duties and job sites at which and from which Go-Employees work, and (c) agrees that Gevity HR is absolved of actual control over the Co-Employees' job duties and job sites at which and from which Co-Employees work. Client has the right to hire, accept or cancel the assignment of, and to terminate its employment of, any Co-Employee, provided that such cancellation or termination is not otherwise prohibited by any applicable law - Client also has the right and obligation to supervise, direct and control the Co-Employers in order to conduct its business, discharge fiduciary responsibilities or comply with any federal, state or local licensure, regulatory, statutory or other legal requirements. Client is solely responsible for the quality, adequacy and safety of all goods produced and services performed by the Co-Employees and for the consequences, including damage to the Client's business operations, even if the actions are implemented by Co-Employees.

B. If Gevity HR needs to make a decision regarding its employment of any Co-Employee, Client will provide the information necessary for Gevity HR to make a reasonable and informed decision. If Gevity HR finds it necessary to conduct an investigation before making a decision, Client shall cooperate fully in that investigation. If Client does not cooperate or provide requested information necessary for Gevity HR to make an informed decision or if Client unilaterally makes its own employment decision regarding a Co-Employee, Client will be fully responsible for the consequences of such action or decision. Client understands that no individual hired by Client will become a Co-Employer for whom Gevity HR will provide Services hereunder until Gevity HR issues an employer identification number after receiving required information and forms (see
Section 4.A.). Also, under the laws referred to in 57.A., Gevity HR must obtain and maintain certain documents signed by Co-Employers. Client agrees to help facilitate the timely delivery of such documents to Gevity HR - It is understood that if required signed documents for an employee hired by Client are not timely received by Gevity HR, or if Gevity HR determines that an employer has submitted invalid documentation, then Gevity HR may refuse to co-Employ and provide Services for that employer or may exercise its right to terminate that employee's employment with Gevity HR.

C. In furtherance of its responsibilities as a co-employer, Gevity HR will, under its own employer identification numbers, (i) process payroll, pay wages and make deductions that are legally required or duly authorized; (ii) collect, report and pay applicable payroll taxes and keep payroll and tax records as required by federal, state and local tax laws and regulations; (iii) secure workers' compensation (W C") insurance and timely pay the premiums therefor;
(iv) comply with state and federal unemployment laws by maintaining accounts, paying unemployment insurance taxes, filing required reports and administering and managing claims (subject to the understanding that in certain states, Client's employer identification number will be used for all unemployment matters and, upon receiving Client's written authorization, Gevity HR will perform its responsibilities as Client's designated agent); and, (v) administer optional Benefits selected by Client and provide other services specified in the P top oss. The responsibilities set forth in the foregoing sentence constitute the Services. Gevity HR may provide other services, but only if agreed to in a separate written agreement. Gevity HR assumes responsibility for the payment of wages to Co-Employees without regard to payments by Client to Gevity HR, although in doing so Gevity HR does not waive or limit any claim to be reimbursed by Client for such payments, and assumes full responsibility for the payment of payroll taxes and collection of taxes from payroll on Co-Employers. Under no circumstances will Gevity HR provide any service, guidance or decision on strategic, financial, operational or other matters concerning Client's business.

D - Gevity HR will give written notice of the relationship between Gevity HR and Client to each Co-Employment. Client understands that with respect to Gevity HR, Co-Employers are at-will employees, and that the written notice to Co-Employees contains a statement that there is no written, verbal or implied contract between Gevity HR and a Co-Employee. When a Co-Employee's employment with Client ends for any reason, Client shall immediately notify Gevity HR of the date the employment terminated and the reasons therefor so that Gevity HR may timely remove the Co-Employee's name from its active records, promptly notify insurance carriers and other third parties and otherwise comply with post-employment requirements related to its Services. If Client fails to timely notify Gevity HR that a Co-Employee's employment has ended, Client agrees to reimburse Gevity HR for any premiums and other fees attributable to that Co-Employee paid to third parties through the date Gevity HR receives notice from Client. If this Agreement is terminated, Client shall immediately notify all Co-Employers of that fact and shall inform them that they are no longer employees of Gevity HR and will no longer be covered by Gevity HR's W C policy or other benefits and insurance.

E. Client agrees that, since it controls the worksite and the scheduling and supervision of Co-employees, and exercises the day-to-day direction and control over Co-Employees, Client will determine, verify and accurately report to Gevity HR, at the same times that payment information is reported to Gevity HR pursuant to Section l2.A.: (i) the total number of hours worked by all Co-Employees and their exempt and non-exempt status; and (ii) the total remuneration due each Co-Employee for every payroll period in accordance with the requirements of the Fair Labor Standards Act ("FLSA ), any applicable state or local law and any agreement between Client and the Co-Employee. Client assumes full responsibility for the accuracy of such reporting and the amount of remuneration due each employee. Client shall maintain records of hours worked for at least four (4) years and shall make such records available to Gevity HR upon request.

Client shall not withhold or authorize the withholding of a payment of wages absent express permission from a Co-Employee and will nor violate any applicable law pertaining to the payment of wages. Client shall not make any taxable payment of any kind, except pro fit sharing or pension plan distributions pursuant to the terms of a qualified plan. directly to any Co-Employee. Any owner or officer of Client enrolled as a Co-Employee must receive sufficient remuneration through Gevity HR system to satisfy Gevity HR's minimum pay roll requ item en t esra blish ed from rime to rime. Client agrees to immediately forward to Gevity HR any order or notice of garn ishm tnt, involuntary deduction, IRS lien or other legal process received by Client a ffecting wages paid to Co-Employees and ro nign such docu men is as are necessary to authorize Gevity HR to act on Clien t's beh all in resp o nding to suck legal p rocess, Client shall be solely responsible for all no n-co m p ha nec penalties and liabilities resulting from Client's failure to timely forward such legal process to Gevity HR or to sign required authorization documents.

F. If pursuant to state, local or federal law, a Co-Employee is required to have or maintain a special license or to work under a supervisor who has or maintains a special license, Client will he responsible for verifying such licensure and providing the required supervision. Client is solely responsible for verifying what qualifications are necessary to perform each job, for assuring that a Co-Employees have and maintain the ability and qualifications necessary to perform the essential tasks of their jobs, and for the consequences of its hiring, supervision, disciplinary and termination decisions. Client has the sole responsibility to recruit, screen, interview, review resumes and other documents submitted by job applicants, conduct appropriate background investigations, verify education, references and prior experience, determine job assignments, decide where and when employees work, provide necessary teaming and supervision, evaluate performance, carry out necessary discipline as app top nate and remove workers from jobs for which they lack the ability or qualifications to perform if they or the life of property of others are in danger because of the deficiency.

G. Client is responsible for the implementation and enforcement of all worksite procedures that may be necessary to prevent theft, mishappropriation or embezzlement of Client's personal, real or intellectual property.

H. Prior to the effective date of this Agreement, Client shall give Gevity HR the name of one or more individuals to be the initial "contact(s)" authorized by Client to report to, and receive from , Gevity HR payroll and other confidential information regarding Client and Co-Employees. At such time as a designated contact is no longer authorized by Client to report or receive confidential information, Client shall promptly notify Gevity HR, and if necessary shall designate a successor contact.

I. The co-employer arrangement established by this A greem tnt shall not a fleet or be affecsed by any agreements between Client and Co-Employees, such as employment contracts, com pensation agreem ents, confidentiality and/or non c'smpete agreements, agreements establishing terms and conditions of employment, agreements providing for severance pay, bonuses, profit sharing or cons mission paym en ts, agreements creating rights and oh ligation s between Client and Co-Employees, or any policies regarding paid rime off or paid benefits. Client understands that Gevity H It will not adopt or ratify any such agreem r n ts or policies and that Client is solely resp o nsible for enforcing its rights and fulfilling its obligations under such agreements and policies.

J. Under the Family and Medical Leave Act of 1993 ("FM LA") Gevity HR is considered the primary employee and Client is considered the secondary employer regard less of the number of Co-Employees working at Client's worksites. As the secondary employer Client will accept employees return in from leave in place of replacement employees and will not in teefere with any employee's attempt to esercise rights under the FM LA.

7.   REGULATORY COMPLIANCE:

A. Gevity HR: With respect to Co-Employees, Gevity HR is responsible for and hereby agrees to comply with the following: (i) all laws and regulations governing the reporting, collection and payment of federal and state payroll taxes on wages paid under this Agrcement including, but not limited to: a) federal income tax withholding provisions of the Internal Revenue Code, b) state and/or local income tax withholding provisions, if applicable, c) Federal Insurance Contributions Act (FICA), d) Federal Unemployment Tax Act (FUTA), and
e) applicable state unemployment tax laws including managing claims; (ii) applicable W C laws including laws requiring employers to: [a] procure W C insurance, and [b] complete and file required reports; (iii) the FM LA; (iv) all laws and regulations governing the garnishment of wages, provided that Client has forwarded the pertinent legal process and authorization to Gevity HR ; and
(v) all laws and regulations governing administration, procurement of and payments for any employee benefits specified in the Proposal or covered by this Agreement. Because of requirements imposed on Gevity HR by certain laws, Client will be required to furnish Gevity HRwith certain information regarding its ownership structure and compensation packages of its principals and key executives. Client warrants that, to the best of its knowledge and belief, such information will be correct.

B. Client: With respect to Co-Employees, Client is responsible foe and hereby agrees to com ply with the following: (i) the Occupational Safety and H ealth Act (`05 HA") and rela ted or si in ila r federal, state or local regulations;
(ii) if applicable: government contracting requirements as regulated by law, including, but not limited to, a) Executive Order 11246, b) Vocational
Rrhabilita tion Act of 1973, c) Vietnam Era Veterans' Readjustment Assistance Act of 1974, d) Walsh-H ealy Public Contracts Act, e) Davis-Bacon Act, f) the Service Contract Act of 1965 and g) any and all similar, related, or like federal. state, or local laws, regulations, ordinances and statutes; (iii) professional licensing and liability; (iv) fidelity bonding requirem enes; (v) Internal Revenue Code S I 4 (n), & (o). (In this regard. Client agrees to integrate and coordinate the terms of any extant C lien t-spon sored benefit plans so that C cv iry HR `s plans rem am in compliance with all app lica ble laws); (vi) Worker Adjustment and Retraining Notification Act ("WA RN"). Client agrees to notify Gevity HR at least 65 days in advance of any event that would require notices under WARN ; (vii) laws affecting asnign m rn t of and ownership of intellectual property tights including, but not limited to, inventions whether patentable or not and patents resulting therefrom, copyrights and trade secrets; (viii) laws affecting the ma in ten a ncr, sto rage and disposal of hazardous materials. Client shall properly maintain all material safety data sheets on an on-going basis during the term (s) of this Agreem ent; (ix) the F LSA, Title VII of the Civil Rights Act of 1964, as am ended, the FM LA, the Immigration Reform and Control Act of 1986, the Age Discrimination in Employment Act ("ADEA"), the Older Workers Benefit Protection Act ("OW BPA"). she N ational Labor Relations Act ("N LRA"), the Americans With Disabilities Act ("ADA') (including provisions thereu n dee relating to Client's premises), federal and state laws eequ i ring posting or providing of notices at the place of employment or hire, and any other federal, state, county and local laws, regulations and ordinances which govern the em ployee(em p loyee relationship in the workplace, regulate employees' wage and hour matters, or prohibit harassment, discrimination or any other form of map p cop na te treatment or behavior; and (x) all laws and regulations governing garnishm ent of wages.

8. FULL DISCLOSURE: Gevity HR's obligations hereunder are expeessly conditioned upon Client's full and accu rate disclosure of any and all information reason ably req uested by Gevity HR both before and a fter the execution of this Agreement. Client's fa ilu cc to provide full and accurate information shall be a breach of this Agreement.

9. TERM OF AGREEMENT: After this Agreement has been executed by Authorized Representatives of the parties, it shall become effective on the first day of the first payroll period for which Client pays Gevity HR's invoice covering Services foe Co-Employees' hours that have been reported by Client and accepted by Gevity HR. and shsll remain in force and effect for a term of one (I) year unless terminated earlier pursuant to S If Client delivers to Gevity HR on or before the first day of the first payroll period a non `refu ndalsle paym ent anticipated to cover the gross wages of Co-Employees and Gevity HR's Fees for the first payroll period, then this Agreement shall become effective upon receipt of such payment. Following the initial term, if the parties do not renew the Agreement fo t a fixed term, ibis Agreement shall automatically ten ew for successive monthly terms until the Agreement is terminated, With regard to G evity HR. "Authorized Representative" means a Senior Vice President or the President,

10. CLIENT DEPOSIT: If Geviry HR requires a deposit as a condition precedent to en teeing into this Agreement, the terms and conditions applicable to such deposit shall be governed by a separate agreem mt between the parties.

II. CLIENT CHECK: Client authorizes Gevity HR during the term(s) hereof

Coduct credit and background reference checks on Client and the owners of has reviewed the report and affirmed by issuing an employee identification

Client. 12. PAYMENT:

A. Client will pay Gevity HR the gross remuneratson of Co-Employees, the F cc for Services, any employer contributions for optional ben efirs that Client has agreed to pay and for any other services Gevity HR perform n at Client's request. all of which will be invoiced on a periodic basis. Gevity HR's right to receive the invoiced amount shall a rise upon Clients receipt of each invoice, and the am ount invoiced shall be due upon receipt. Any am ou nts not paid when due arc subject to a late penalty of up to 1.5% of the amount due per month or fraction (hereof that rem ains outstanding or such lesser amount that is the maximum late penalty allowed by state law. If Client pays Geviry HR with a check that is dishonored, then Client shall pay Gevity HR a service charge equal to the maximum service charge allowed by state law plus the applicable late penalty. Under no csrcum stances shall any am ounts advanced by Gevity HR to employees or third parties and which are not paid by Client on a timely basis, be deemed a loan to Client- Past due amounts ace delinquent oh ligation s. If Client defaults in paying the amounts due Gevity HR and Gevity HR continues to pay any wages to Co-Employers, Clirnr shall fully indemnify and hold Gevity HR harm lens from any and all cia ms made by employees for wages in excess ol the amount paid by Gevity HR and all legal fees and expenses incurred in defense of such claims. If Client fails to fulfill its obligations as an em ployer under th in Agreement or an other agreement or any law or regulation and as a resu It of such failure C evisy HR becomes obligated at any time no pay am ounts due in satisfaction of Client's obligations. Client agrees to pay, upon receipt, C evity HR `s invoice covering such amounts and any applicable Fees. Unless otherwise specified in the Pro sosa I, Client agrees to collect, verify and tra nsm it to Gevity HR `s principal office in Bradenton, Florida by 12 o'clock noon (in Client's rime cone) no less than 48 hours ("reporting time) before each Gevity HR payroll date the info em a tion n ceded for the co erect and a ccu rate determination of the gross and net am ount due to Co-Em pioyees and the payment due Gevity HR.

Client transmits payroll info em ation to Gevity HR after the reporting time, Client agrees to pay Gevity HR its applicable charges for the special handling required to process and timely deliver payroll to Co-Employees on the scheduled payroll date- Also, Client must immediately in form Gevity HR of any situation In which paym ent will not be immediately forthcoming, and Gevity HR shall ave the right to im med iatrly remove from its payroll the C o-Em ployees for whom paym ent will not be made and to require Client to immediately notify those workers of Gevity HR `s action.

B. Client shall pay for G cv ity HR's Services with bank wire tra nsfers, through Au tom asic Clearing H ouse (A C H) tra nsfee, negotiable bank drafts, cask er's check or other method acceptable to Gevity HR. Payment shall have been made only when Ccv iry HR has received final, irrevocable credit at itn bank.

C. Gevity HR may adjust the Fees if there are any statutory changes in rhe minimum wage, em ployer taxes, sales tax or W C rates; such adjustments shall be effective on the date of the mandated ch an ge The Fees may also be ad ju sted if the Client Information is or becomes inaccurate, if Client req uests changes in the requirements, methods and levels of Services agreed upon, if Client frequently i eansm its payroll information after the reporting time, or if there are variations in the number of Co'Employees, their gross payroll, job functions, claims history or W C cia ssifica tion s; such adjustments shall be effective upon reason able advance notice from Gevity HR.

I NO COLLECTIVE BARGAINING AGREEMENTS: Client warrants rh at there are no collective bargaining agreements binding on Client or affecting employees who are or may become Co-Em ployees and that there are no pending or threatened organizing effo ens affecting C lien n's employees or unfair labor practice charges pending or threatened against Client.

14. WORKERS' COMPENSATION:

A. Insurance Coverage: Co-Employees shall be covered by W C insurance red by C evity HR in compliance with applicable law, and as specified in the Proposal. Client agrees no report its newly-hired employees to Gevity HR on or before the date they are hired by Client and understands that any worker utilized by Client shall not be deemed a Co-Employee covered by Gevity HR's WC insurance until a frer (a) Gevity HR receives from Client Ccv my HR's "Employee En rol err Package" com pleted and signed by that worker, and (b) Gevity HR num her, that the worker is a Co-Employee of Gevity HR. Foe workers hired by Client on a day that is not a business day, coverage will be deemed to have been provided as of the date of hire so long as the necessary information is sub ns itted to Gevity HR before noon of she first business day following the date of it ire. Gevity HR`s responsibility to provide W C insurance and orb re Services d u tin any payroll period is limited to Co.Em ployees for whom Client reports hours for payroll and whose remuneration is included in Gevity HR's periodic invoice to Client for that payroll period. Client agrees to require irs sub'co nuracto rs and independent contractors (jointly, "Contractors") to provide, before starting work, evidence of WC coverage. Client shall indem nify and hold C eviny HR harmless from claims, damages. expenses and liability a rising from or eela ted to Client's (i) hiring an employee without rim ely reporting that person to Gevity HR or employing workers by utilizing procedures that are in consistent with the requirements set forth in this Agreement; (ii) unilaterally terminating the employment of an iniured Co-Em ployee in contravention of applicable law; and (iii) utilizing Contractors w ishou t obtaining evidence of insurance.

B. Notification of Injury; R eitsscattm en t of Workers: If a Co-Employee is in ju red at an assigned works ire, Client agrees to notify C evsry HR's W C carrier at the telephone n um bet provided to Client by Gevity HR within 24 hours and to cooperate in any investigation conducted following the injury, to provide transportation so a medical facility and, if required due to medical restrictions, to permit the C o-Em ployee (where reason ably possible and permitted by law) to work in a m odified.dury capacity until suck rime as the employee is no longer medically restricted from resuming duties performed prior to the inlu ry. Client also agrees to cooperate with Ceviny HR Sn making reasonable accom m odarsons which may be required of either of then by the ADA, in providing any leave required of either of them by the FM LA or any other applicable law and in restoring a Co-Employee to his or her job at she con clu sins of any such leave. Client is solely responsible for all direct and indirect costs associated with reaso nable acco m in oda tions req uired by the ADA and similar state and local laws,

C. Audit: Client agrees that Gevity HR. its WC carrier or an authorized representative of either is en titled to conduct an on site ph ysical examination at each Client location at least ann ually during the teem 0 this Agreement, and periodically therea ftee, to a udit the employee classification lists, employee rolls and financial records relating thereto to make sure that all Co. Employees are clasnified p top cry, are being reported for W C purposes. that all of their rem une ration is being eepo eted to Gevity HR and that Client's Con tractors have adequate WC coverage. lfGevity HR learns during an auditor otherwise that (i) Co-Employees have been misclassified ot all of theie hours and remuneration have not been reported to Gevity HR. Client will promptly reimburse Gevity HR. upon invoice, for charges which otherwise would have been payable by C lien r had all of the bouts, rem u neration and job classifications of Co. Em ployees been properly reported, plus a service charge equal so 25% of such charges or such lessee amount that is rhe maximum service charge allowed by state law; or (ii) Client has utilized uninsured Contractors, Ccv sty HR shall have the right to require Client to secure a minimum premium W C policy in Client's name to cover cia im s asserted by employees of any Con tractors.

D. OCIP Client agrees to notify Ceviry HR within three business days a fter Client is awarded an Owner Controlled Insurance P tog ram or sim ila program ("OCIP') and to timely provide Gevity HR with information required by Gevity HR so adjust the Fees or required by Gevity HR's WC insurance carrier to ad just coveeage during the period of an 0 C P - C liens agrees to provide Gevity HR with copies of all payroll reports that Client subm its to the OCIP. Client is solely responsible foe maintaining and producing all pay to reports and other documents that may be required by an OCIP insurance carrier for audit purposes. Failure to timely noti& Gevity HR of OC I P involvens ent may result is inability to adjust the Fees or cancel carrier cove rage in effect during the period ofan OCIP.

15. INSURANCE.:

A. Autom ohilt: Client shall obtain and maintain autom obile liability insurance for all owned, non-owned and hired vehicles used in connection with its business or with the work performed on its premises. The policy shall insure against liability foe bodily injury and property dam age, with a minimum combined single lim it of Three H undred Thousand Dollars (S300,000.0O) and

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Uninsured Motorist or PIP equivalent  coverage of at least the minim urn lim irs fees and court costs, out-of-pocket expen ses, dam ages (including compensatory required by a state having a no fau It' law

B. General Liability; Client shall obtain and m air tam general liability insurance with a minimum com bined single limit of One Million Dollars ($1,000,000.00) with rhe following coverage, where applicable; premises, operarioss. products, com pleted operations, contract and broad form property damage, independent contra cr0 rs, personal injury, host liquor, and full liquor liability. If Client tend ers professional services, it shall obtain and maintain professional liability coverage, as applicable, with a minimum combined sin gle limit of not less than One Million Dollars ($I,000,000.00). With regard to insurance referenced in this pa tag raph , add itio nal coverage may be req u i red at Ccv iry HR's discretion based on size or nature of Client's business.

C. Crrrificates: The insurance required under SS15.A. and B shall be msistasnrd by Client during the term(s) of this Agreement. Client will cause each of its insurance ca triers to issue a certificate of insurance which evidences coverage, sam es Gevity HR as a certificate holder and allows not less than 30 days sotice olcancellation or material change.

0. Claims; The Fees paid hy Client obligate Gevity HR to secure WC and unens ploym en t insurance coverage as specified in the Services described in S No other insurance will be provided by Gevity HR for the benefit of Client. If any third party initiates a claim against Client or Gevity HR for bodily injury, property damage or death, or if a Co-Employee filet a claim against Client or C evity HR foe any type of loss, injury or dam age, including discrimination or wrongful termination, nor covered by WC or unemployment insurance, Client shIl file for recovery under its awn applicable insurance policy. Client is required a sd agrees. to rim ely report to Gevity HR all romp Ia in rs allegations or in cid en tn of any torrious misconduct or workplace safrty violations, regardless of rhr source.

16. INSURED CLAIMS:  Each party hereby waives any claim in its favor against the
o thee party by way of indemnification or otherwise which may arise during the term(s) of thu Agreement foe any and all loss of or damage to any of irs property or for bodily injury, which loss, dam age, or bodily injury is covered by insurance to the extent that such loan o e damage in recovered under such policies of insurance as req u irrd herein -

I EMPLOYEE SAFETY: If Ceviry HR is required by any state law to retain rights with regard to employee safety, such retained rights do not relieve Client, who controls the worksite and its busin ran operations and equipment, of its responsibility and liability for the safety of Co-Employees and third paeties a ffected by C lien rn operations and equipment. Client ackn owiedges that it is respo n sible for maintaining a safe working environment, and shall provide, at irs expense, all necessary personal protective equipment and tea in in g required under federal or stare law or regulation and shall establish and maintain such safety programs, safety policies and safety committees as may be required by law - C evuy HR. Gevity HR W C and liability insurance cs criers or their assignees have the right to survey Client's worksite to look for unsafe conditions or unsafe acts which may lead to accidents. H owevee, the retention by Gevity HR of the right to survey C lien tn worksite does not relieve Cl ir n r of any obligations that it has pursuant to Federal or Stare OSHA or any other federal, state or local law intended to provide employees at Client's worksite with a safe work environ m mt. Upon notification by Gevity HR to Client of an unsafe working condition - Client shall within a reaso nable period of time take the necessary steps to rectify the unsafe condition or correct the violation.

IS. INDEMNIFICATION;

A. Ceviry HR agrees to indemnify, hold harmless, prorect and defend Client, all of C lien r's subsidiaries, affiliates and parent entities and their shareholders, agents, attorneys and employees from all claims, out-n f-pocket expenses, reason able attn en ey's fees and court costs, damages (including com pen satory and punitive damages) and liabilities arising from or related to (i) acra, errors or omissions (whether negligent or willful) by Ceviry HR while performing Services under this Agreement; (ii) violations of any statute, law or regulation by Gevity HR; or (iii) Gevity HR's failure to perform any of its obligations under this Agreement.

B. Client agrees to indemnify, hold harmless, protect and defend Gevity HR , all of Gevity HR`s subsidiaries, affiliates and parent entities and their partners. agents, a teorn eys and employees from all claims, reasonable attorney's a rid punitive damages) and liabilities arising from or related to (i) acts, errors or omissions (whether negligent or willful) by Clicnr or by a Co.Employec while perform is g nervices in furtherance of Client's buniness; (ii) violations of any statute, law or regulation by Client or a Co-Employee; (iii) breaches of con tract attributed to Client or to a C o-Em plnyee; (iv) C lien t'n failure to perform any of irs obligations under this Agreement; or (v) failure by Client to authorize or make paym ents due to Co.Em ployees under any law or under a policy or agreement with Client, such as pay for commissions, bonuses, profit sharing. severa nce, other compensation, vacation or other paid time off.

C. All indemnity obligations hereunder are without monetary lim it and without regard to the cause thereof, in clu ding the negligence of either party, whether the negligence is sole, joint, comparative or contributory. If such indemnification is for any reason nor available or insufficient to hold the indem n tee harmless, the in d em n iror agrees to con tribute to the losses involved in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by each party with resp cci to the m asters contemplated by this Agreement or, if such allocation is judicially determined to be unavailable, in such proportion as is app Cop nate to reflect the relative benefits and equitable considerations such as the relative fau It of the parties.

19. TERMINATION;

A. Thu Agreement is term inable by either party without cause upon 30 days' written not ice. In the event 0 a breach, violation oe default ("B reach') of any teem or condition of this Agreement by one party, rhe other parry shall have the absolute right to immediately teem in ate this Agreement by giving written notice of term in at ion to the Breaching party. At the option of the non-breaching party the teem marion date shall be the date of the Breach, the date it sends notice, the date notice is received by the Breaching pa ety, or any later date selected by the non-breaching party.

B. In add mo n to any other Breach, the follow sag shall be deemed B reaches giving rise to the non-breaching party's right of termination: (i) a party's fa iluer to pay any moneys when due as req uired by this Agreement; (ii) a party's failure to secure and maintain any insurance required by this Ageeem me; (iii) situations where a party (a) would be required to issue a notice under WARN, (b) closes or sells a facility or operation, (c) tea n sfers its business to a rh ied party, a e (d) a party's current eq uity owners fail to maintain at least a majority ownership in the pa cry; (iv) th r filing of a petition for eeorga n iza tion, bankruptcy. receivership or in solvency by or against a party or if a pa ety makes any assignment foe she benefit of creditors; (v) Client's misrepresentation of employees' job descriptions e W C classifications, reporting of maccu rate employment rolls, employee payroll hours, pay rates or salary. or paying rem un eearion directly to Ca- Em plnyees without reporting same to Gevity HR; (vi) Client's failure to com ply with any reason able directive regarding health and safety from Gevity HR, Gevity HR's W C carrier or any governm ens agency; (vii) Client's failuee to report payroll to Gevity HR foe one or more payroll periods; a nd/or (viii) if gross payroll reported by Client for three or more consecutive payroll periods declines more than 15% below either (a) the periodic payroll specified in the Proposal, or (b) the average periodic payroll reported by Client during the previous 12 months.

C. The indemnification and contribution peovisions of this Agreement shall survive indefinitely the expiration or other rerns marion of this Ag teem ent.

D. Upon the termination of this Agreement for any reason: (i) Ceviry HR's status an an employer and its ob tion to provide Services or any optional benefits or services to Client or Co-Employees shall cease on the date this Agreement teem in ates. Client shall be obligated to pay to Gevity HR rhe full am ounr of C evity HRs invoices covering periods through the termination date foe Services and any other amounts Client has agreed under this Agreement to pay to Gevity H R; unpaid amounts shall continue as obligations of Client beyond the term in anon of this Agreement; and (ii) CUrs i shall immediately assume (a) all federal, sra te and local o bliga lionS of an employer to the employees, and (b) full resp o nsibiiiry for payroll, taxes, unemployment insurance and W C coverage. If the a ffected employees are en titled to the payment of any remuneration or pay for accrued vacation, sick or personal leave, or other benefits accrued prior to the rerm in atm n date, Client shall be liable for the payment thereof. Client shall make payments directly to the employees; however, if Gevity HR pays employees any of such am ounts, Client shall

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reimburse  Gevity  HR.  Gevity HR may am end the terms  and  conditions  of this
Agreem tnt by giving

20. NO THIRD PARTY RIGHTS: This Agreement is intended solely for the mu nual benefit of the parties h ereto and does not create any rights in a third parry.

21. INTEGRATION: This Agreement, the Proposal, and any signed addendum attached hereto constitute the entire agreem en r between the p attics with regard to this subject matter and supersedes any and all agreements, whether oral or w ritren, between the p arties with respect to itn nub ject m ante r. Client acknowledges that ir has not been induced to enter inro this Agteement by any reprenenration or warranty not set forth in this Agreement, including but nor limited to any statement made by any employee or marketing agent of C evity HR. Client acknowledges thar Gevity HR has made no representation that Gevity HRs Services will improve the performance of Client's busin ess.

22. WAIVER: Failure by either party ar any time to require perform ance by the other party or to claim a Breach of any provision of thin Agreement will not be construed as a waiver o ia ny subsequent B reach nor affecr the effectiveness of this Agreement, nor any part thereof, nor prejudice tither party in regard to any subsequent action.

23. ATTORNEY'S FEES: If either party refers a m arter to a collection agency or brings any other acrion as a result of a B reach of this Agreement, the prevailing party in such collecnio n proceeding or action shall be en titled to reimbursement for its reason able a ttorn ey's fees and other costs and lees in curred in such collection or action in addition to any other relief to which the party may be en rirled.

24. GOVERNING LAW: This Agreement nhall be governed by and construed In accordance wirh the laws of the State of Florida, without regard to principles of conflicts of law. Client hereby irrevocably subm its itne to the personal jurisdiction of the courts in and for Manatee County, Florida or in the United States District Court for the Middle District of Florida, and Client hereby waives, to the full extent perm stted by law, any objection that it may now or hereafter have to the laying of venue of any such action in such court and any claim that any such action, suit or proceeding ("Action") has been brought in an inconvenient forum. The parties desire to have any Action filed by either of them to be tried before a 1 ge or judicial panel without a jury and therefore:
(i) agree not to elect a trial by jury of any issue triable of right by a jury, and (ii) waive any right to trial by jury fully to the extent that any such right shall now or hereafter exist. Thin waiver of right to trial by jury is separately given, knowingly and voluntarily, by each of the parties hereto, and this waiver is intended to encompass in divid ually each instance and each issue as to which the right to a jury trial would otherwise accrue. Client hereby certifies that no representative or agent of Gevity HR has represented, repeessly or otherwise, that Geviry HR will not seek to en fo ccc this waiver of right to trial by jury.

25. INTELLECTUAL PROPERTY RIGHTS: Client shall own all intellectual property rights incident to all processes, products or inventions created or invented by any Co-Employee who w directed by Client to create or develop such process, product, etc. Client shall bear all costs associated with any pate n tn copyrights or trademarks that Client chooses to obtain to protect Client's in tellectu alp rope rty righ ts.

26. DUTY TO COOPERATE: If an employee or a government agency or third party files any type of claim, lawsuit or charge against Gevity HR, Client or both, alleging violation of a law or failure to do something required by law, rach party shall cooperate with the oth er's defense of such claim, lawsuit or charge. Grviry HR and Client will make available to each other upon request any and all documents that either party has in irs possession which relate to any such claim, lawsuit or charge. However, neither party shall have the duty to cooperate with the other if hr dispute is between the parties themselves nor shall this provision p nec lude the raising of cross cia im s or third patty claims between Client and G evity HR , if the circumstances justi such proceedings. The parties agree that ih is provision shall survive the termination of this Agreement.

27. SEVERABILITY: Should any teem, condition or provision of this Agreement be held to be invalid or unenforceable, the balance of this Agreement shall remain in force as if the unenforceable part did not exist, The captions in this Agreement are provided for convenience only and are not part of the terms and conditions of this Agreement.

28. MODIFICATION: Except as otherwise provided in this Agreement, Client 30 days written notice. Any other modifications no this Agreement must be in writing and exrcu ted by Authorized Representatives of both parties to be enforceable.

29. REM EDIES NOT EXCLUSIVE: The rights and remedien provided herein n ball not be exclusive and both parties shall have rights and remedies now or h erea free provided by law in addition to those provided for in this Agreem rn t. Institution of an action to effect collection 0 payment of an amount in default or the entry of a judgment in such action shall not be deemed no he an election by Gevity HR nor shall it bar Gevity HR from pursuing oshen rem edirn availab to it at law or in equity.

30. NO PARTNERSHIP OR AGENCY: Nothing set forth herein shall be deemed to create a partnership or joint venture between Client and G eviny HR, and no fiduciary duty shall arise from the relationship created herein, in no event may either party act as the agent of the other party unless specifically authorized in writing to do so.

31. SUPPLEMENTAL SERVICES: From time to time Gevity HR may participate in joint marketing promotions with vendors whose services will be offered to clients of G evity HR. Client agrees that (i) Gevity HR is not the provider of such supplemental services, (ii) G eviry HR shall have no responsibility or liability for services provided by any vendor, and (iii) if Client does elect to utilize services of a vendor, Client will look solely to the vendor for performance and liability with regard to such services.

32. HEALTH AND WELFARE BENEFITS:

A. If Client selects Option (i) Full Benefits, in S2.A. above and participation and contribution requirements are men, Gevity HR will offer all available Benefits to Co'Em ployres who are determined by Gevity HR to be in an eligible class pursuant to the provisions of each applicable Benefit plan that is in effect during the term of this Agreement. If requirements regarding Co Employee participation or Client contributions are not met and maintained, Gevity HR has the right to terminate this Agreement or to modify it by substituting Option
(ii) "N o Benefits" for Option (i) in 2.A. and to cancel any coverage then in effect for Co-Employees.

B. if Gevity HR offers Benefits to C o'E m p Ioyees in accordance with the preceding paragraph, Client understands and acknowledges that (i) each Co Employee mutt meet the eligibility requirements established by the insurance plan in effect at the time the employee's rligibiliry is being determined; (ii) initial insurance coverage for any Co'Em p loyee cannot be effective u n nil the Co Employee tom pletes the required enrollment procedure net forth in the Benefit documents Gevity HR delivers to eligible Co-Employees. Newly-hired Go-Employees who do not timely enroll for medical insurance coverage during their initial eligibility period will not have another opportunity no en roll until C evity HR `s next ann ual enrollment period unless they first experience and qualify for a `sprcia I enrollment period" under the H ealth Insurance Portability and Accountability Act: (iii) the Benefit plan spon sored and administered by Gevity HR is a " 125" plan under the Internal Revenue Code. Any requests to cancel, enroll or change Benefits coverage outside of the annual en nol eat period must be in compliance with S125; (iv) ilGevity HR in unable to collect premiums due from a Co.Em ployee, Client will pay Gevity HR such uncollected am ounts upon receipt of Gevity HR `s in voice. Client will in form Co'E m ployees of the requirements set forth in this paragraph and will encourage them to read Gevity HR's Benefit docum ennn; and (v) Gevity HR shall assume COBRA continuation responsibility under its Benefit plans for any former employee of Client (`N on Co-Em ployee") who, on the effective date of this Agreem cnn, is a current CO BRA participant under a Client-sponsored group health plan.

C. If Client selects Option (ii), No Benefits, in S2.A. above, Gevity HR will not offer any Benefits to any Co-Employees and Client shall be responsible for COBRA continuation for participants under any group health plan sponsored by Client.

D. if Client selects Full Benefits in S2.A. above, and, during the term of thin Agreem cnn, a CO BRA-qualified participant elects CO BRA continuation under a medical plan sponsored by Gevity HR, and/or Gevity HR has assumed COBRA responsibility for a Mon Co-Employee under ss.34.B.(v) above, Client agrees to pay Gevity HR an administrative fee of $75 per COBRA participant per month for each whole or partial month that the participant receives COBRA

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coverage under a med cal plan do ring the term of this Agreem ens. Client agrees driest: "courts in and foe Manatee County, Florida or in the U n iced States that this administrative fee will be billed and paid in the same manner as other paym ents due to Gevity HR in accordance with ss.12 above,

E. If Client selects Full Benefits in ss.2 A. above, in order to avoid th implication that any termination of this Agreement is a COBRA-qualifying event, Client shall secure similar replacement Benefits coverage foe all C o-- Employees who are extended employment hy Client upon the termination of this Agreem ent and for participants receiving CO BRA conrinuatios through Gevity HR during the term of the Agreem ens under ss.532.B and/or 32.D. above, if Client does not immediately secure similar replacement coverage, Gevity HR shall offer COBRA continuation to Co-Em ployres who were active participants under a CO BRA-eligible plan sponsored by Gevity HR on the termination date and shall continue CO BRA for former Co-Em ployees and Non Co-Em ployees who elected coverage under ss.532.B. and/or 32.D. above. For each Co Employee, former Co-Em ployee and N on-Co-Em ployee (collectively, "Participant") who elects CO BRA continuation under a medical plan sponsored by Gevit HR upon termination of this Agreem ent, Client agrees to pay Gevity HR an administrative fee of $250 per Participant per month for each whole or partial month that the Participant continues to receive COBRA Benefits under Ccv sty HR a medical plan aftee this Agreement terminates. Client agrees that all administrative fees under this paragraph shall be due and payable on receipt of G cv icy HR `a invoice and that Gevity H K may collect such fees in the same manner (including ACH transfer) as Gevity HR was paid by Client prior to the termination of this Agreement.

F. Client agrees that the fees payable under ss.532.D. and 32.E. above! (i) are reasonable and fair com pensation to cover Gevity HR's otherwise non reim buesed administrative expenses related to providing CO BRA continuation; (ii) are not a penalty and do not change the premium paym ents due from Participants; (iii) are payable only by Client and not by any Participant; and (iv) ate subject to all payment con d rio na, penalties and other applicable provisions of 512.A. above if not paid when due.

33. TRANSFERABILITY: Client shall not transfer or assign obligations heeeu nder, C cv sty HR reserves the right to transfer its and obligations hereunder from time to time `0 an affiliated entity common ownership and control with Gevity HR or its successors.

34. NOTICES: Any notices under this Agreement shall be in writing and deemed given (i) on the delivery date if delivered personally or by local comm ercial d eliveey service or if sent by facsim Ic tea nan issio n with printed veriFication of delivery; (ii) one business day after deposit with a comm ercial overnight Ca crier, with written verification of receipt; or (iii) five business days After the mailing date whether or nor actually accep ted by addressee, if sent by U.S. mail, return receipt req u eared, postage and charges p repaid, or any other means of delivery for which a erceipt is available.

35. STATE-SPECIFIC PROVISIONS: If Client has Co-Employees located in any stare listed below, the provisions sp ecified below for that state shall apply to this Agreem tnt as indicated - In the event of a conflict with other provision in this Agreement, this Section shall con reol.

A. Alabama In ss.24: in the 2 line, change "Florida to "Alabam a;" delete: cou us in and foe Manatee County, Flo rid a or in the United S rates District Co u et foe the Middle District of Florid a -- and substitute: "a p prop nate federal district o e state court in Alabama.'

B. Arizona! In ss.24: in the 2 line, change "Florida" to "Arizona;" delete: "cou rts in and for Man a tee C ou nty, Florida or in the United Stares District Court foe the M iddle District of Florida" and substitute: "ap p top nate federal district or stare court in Arizona."

C. California: (i) In ss.24: in the 2" line, cbange "Florida to "Califotnia; delete: "courts in and foe Manatee County, Flotida or in the United States District Court for the Middle District of Florida" and substitute: "app ro priate federal district or state court in Califo en ia -" (ii) Client agrees that it is the employer for purposes of paying environ mental fees owed pursuant to the California H ealth and Safety Code. Client is responsible foe timely filing she State tax retu en for said fees and for timely paym rn r of the fees.
(iii) In ss.18. B. add the following clause: "lvi] Client's failure to timely report or pay environmental fees.'

D. Colorado: In ss.24: in the 2 line, change "Florida" so "Colorado;' District Court foe the Middle District of Florida" and substitute: "appropriate federal d `strict or stare court in Colorado."

F. Florida: Add the following nenrence at the end of 56.A.: Gevity HR retains a right of direction and control oven the management of safety, risk and hazard control involving Co-Employee a perfotm in g work at Client's worktites; such retained right includes the responsibility to perform safety inspections of Client's equipm ent and peem ises, to prom ulgate and adm inistet employment and safety policies and to manage W C claims, claims filings and related procedures.

F. Georgia:  In ss.24: in the 2nd line,  change "Florida" to "Georgia;'  delete:
"courts in and for Manatee County, Florida or in the United States District Court for the Middle District of Florida" and substitute: "appropriate federal district or state coo rt in Ceo rgia."

C. Idaho: Add the following sentence at the end of ss.6.A.: Gevity HR assumes respon sibility for the withholding and eem ittan cc of payeoll-eelaerd taxes and optional employee benefits from its own accounts as long as thin Agreement rem ains in effect, although in doing so Gevity HR does nor waive or lim it any cia im against Client.

H - Louisiana: This Agreement is execu ted between the parties subject to the following provisions of the Louisiana Revised Statutes of 1950: Part XII, Chapter I Title 23 and Part XXV, Chapter I, Title 22. Client shall havr complete control over its business en terp rise and shall exercise direction and control over the Co-Em ployees as to the manner and method of work done in fu rth eean cc of C lien c_s busin ess; authority and responsibility regaeding other employment matters and the procurement and maintenance of insurance foe W C and Benefits ate described and allocated hetween the pa rues in oth Cr Sections of this Agreement.

I. Maine: Client may take com plainrs to she Maine Bureau of Insurance and/or the Maine Department of Labor.

J. M ioneaora  and New York:  In both  Minnesota  and New York items (i) rhtough
(vi) in this 535.J. apply: (i) All references in this Agreem mr to "Co Employees' shall be deemed to mean "Leased Employees." (ii) Add the following sentences at the end of 56,A,: In its role as an employer, and foe the purpose of designing the m cans in which employees perform th tin Sr tv icrs for Client, Gevity HR retains the following rights with resp ecr to Leased Em ployees: to hire, to dete em inc rate of pay, to make performance app raisals, to prom ote, to exercise disciplinary reviews or action, to assign or reassign, to teem nate, Client has the right so direct the Leased Em ployres and control the man nec of their perform an cc. (iii) Add the following sentences at the end of ss.6.B.:
Gevity H K may confer with Client prior to exercising any of the rights retained by Gevity HR. Further, in oedee to ca cry our certain rights tetain ed hereunder, Gevity HR shall design ate, on an addendum to this Agreement signed by the parties, a Leased Employee who works at Client's worksire to ace as Gevity HR's on-site chief supervisor ("Su pervisor"). The scope of such Supervisor's responsibility is strictly limited to the masters set forth on the Supervisor addendum. Actions of the Supeevisor that are in violation of law will be outside the scope of the Supervisor's reapo n sibiliry. Clien t's execution of this A green en shall constitute an ack now Iedgm ens that Client has received a copy of Gevity HR`s On-Site Supervisor's Manual ("Man ual'). Client agrees (a) to deliver the Manual and a copy of the Supervisor addendum to she Supervisor; (b) to cooperate to assu te that the Supervisor uses she Manual and follows the guidelines set forth in such Masual and on the Supervisor addendum;
(c) that the Manual is copyrighted by Ceviry H Rand will be used only by Client and the Supervisor with respect to Leased Em ploytes and shall not be up roduced or distributed to third pa tries; and (d) that upon the termination of this Agreement Client shall return the Manual to C eviry HR. (iv) In the I sentence in ss.6. E., delete the ph ease "and supervision of employees, and exercises the day-to-day direction and control over' and rep lace it with the phrase "and day-to-day direction over the manner of perform ance of,' (v) In ss.7.A., add a new paragraph (vij: "jvij to the extent compliance is req u iced by C evity HR's relationship with Leased Employees, any other federal, state, county, or local laws, regulations, ordinances and statutes, for exam pIe, Title VII of the Civil Rights Act of 1964, as amended, the ADEA, the OWBPA, the NLRA and the ADA.' (vi) In ss.18.B.(v), after the phrase "other compensation' insert the following sentences as a new subparagraph: " claims or lawsuits Filed by its tights or nigh es, duties that is u ndee

Leased Em ployees alleging violation of the laws or regulations referred to in ss.7 B. jurisdiction of Client is the jurisdiction of Gevity HR and its W C insurer; (c) lixi, if the basis foe such claim or lawsuit arises in any of the following circumstances: (a) the failure of Client or the Supervisor to comply with recom m endations from Gevity HR's HR Consulran rs or the guidelines set forth in the Ma rsual; (b) failure of Client to comply with lawn and regulations referred to is ss.7B. [ or (c) failure of Client or the Supervisor to contact Gevity H R's HR Con su Ita nts prior to making an employment decision regarding a Lrased Employee. If a claim referred to in the immediately preceding Sentence resu Its in a setrlem en t or judgment being awarded in favor of a Leased Employee, Client shall pay the settlement or judgment and any fines or penalties which may be rendered or levied against Client and/or Gevity HR and shall provide in dens n ificatio n to Gevity HR in accordance with this Section."
(vii) In M inn eaota only: In 47.8 (ix) insert "the Minnesota Workplace Accident and Injury Reduction Act and the Minnesota H u man Rights Act." In ss.24: in the 2 line, change Florida' to "Minnesota;" delete: "co urts in and for Manatee County, Florida or in rhe United States District Court foe the Middle District of Florida and so bstitu re: "ap prop nate federal d isr ncr or stare coo rt in Minnesota." (viii) In New York only: In ss.24: in the 2" line! change "Florida to "New York;" delete: "courts in and for Manatee County! Florida or in the United sa res District Coo rt for the Middle District of Florida' and substitute:

"appropriate federal district or state coo et in New York.' K. Montana: Add the following Sen rences at the end of ss.6.A.: Gevity HR is a Professional Employer Organization. Under this professional employer arrangement, which is ongoing rather than temporary in nature! employees are assigned to perform services for Client. Gevity HR assumes responsibility for payment of W C premiums, payroll-related taxes and optional employee henefits from its own account without regard to payments by Client! although in doing so Gevity HR does not waive or lim it any cia im against Client. Wish respect to a worker supplied to Client by Gevity HR, Client shares joint and several liability for wages. W C premiums. payroll-related taxes! and any ben efits left unpaid by Gevity HR ; in the event Gevity HR `s license is suspended or revo ked, such liability is retroactive to the effective date of this Agreement. The "administrative" fees are the Fees set forth in the Proposal! Client is respon sible for compliance with the Montana Safety Culture Act! Title 39, Ch! 7!, Part 15!

1. New Hampshire: Add the following sentences at the end of ss.6.A.: Gevity HR has the right to insp cc Clien t's wo tksite and demand worksite safety mod ificat sons. Gevity HR has the ultimate right so hire, terminate and reassign Co-Employees.

M . New Jersey: In ss.24: in the 2" line, change "Florida" to "New Jersey;' delete: "courts in and foe Manatee County, Florida or in the United States District Court for the Middle District of Florida" anti substitute: "app top tine federal district or state court in New Jersey."

N. New York. See 4354

0. North Carolina: (i) At the end of ss.6.A. add the following provisions:

In accordance with, and to the extent requited by. the Employment  Security Law.
N. C. C en. Star.ss.96-1 et. seq., with regard to Co-Employees assigned to perform services for C lie ns, Gevity HR shall fulfill the employers requirements specified in 496-8(5) r 1-5 (ii) Inss.24: in the second line, change "Florida" to "North Carolina;" delete: "cou ms in and for Manatee Coon ty. Florida or in the United S ta tea D `strict Court for the Middle District of Florida" and substitute:

"a pp cop na te federal district or state court in No tth Carolina."

P. South Carolina: (i) add the following provisions ar the end of ss.6.A.:

C evsty HR reserves the eight of direction and control over assigned employees; reta its the right to hire, fire, discipline, and reassign the assigned employees; retains the right of d srectio n and control over the adoption of employment and safety p olicies and the management of W C claims, claim filings, and rela ted procedures on joint agreement hy Client and Gevity HR. (ii) The following sentences shall be added to 414.B: The constructive notice set forth in the following sentence is intended to establish liability on the part ofGevity HR and its \ C ca crier and is sufficient for such purpose; however, for purposes of the contractual relationship between C evisy HR and Client it shall be a breach of skis Agreement if Client fails to give actual notice of injury to Ceviry HR WC carrier in accordance with the first sentence of this
Section 14.B. Ceviry HR agrees that: (a) notice to or knowledge of the occurrence of an injury on the part of Client is notice to or knowledge of the same on she part of Grvity HR and its WC insurer; (b) for the sole purpose of South Carolina Statutes Title 42, the

Gevity HR and its WC insu rer are bound by and subject to the awards, judgments or decrees rend ered against them un d et lisle 42; and (d) the insolvency, bankruptcy or discharge in bankruptcy of Gevity HR or Client does not relieve C evity HR , C liens or their respective W C in su errs from payment of compensation for disability or death sustained by an employee during the life of a W C insurance policy.

Q. Ttnotsser: (i) Add the following sentence to 46.C.: Gevity HR assumes responsibility for the payment of payroll-related taxes and em ployre benefits from Gevity HR's own account without regard so paym ents by Client to Gevity HR. although in doing so Gevity HR does not waive or limit any claim against Client.
(H) In ss.24: in the 2 line, change "Florida" to "Tennessee;' delete: "coo ess in and for Manatee Coon ty, Florida or in the United States District Court for the Middle D strict of Florida" and substitu tr: "appropriate federal district or state court in Tennessee." -

R. Texas: (i) Add the following sentence to 46.A: Gevity HR and Client sh ate the right of direction and control over the employees assig ned to C lien t's worksites, the right to hire, fire, discipline and reassign the assigned employees, and the right of direction and control over the adoption of employment and safety policies and management of W C cia im s, claim filings and related procedures. (H) Without limiting Client's obligation under PB. to com ply with other laws and regulations, Client agrees so comply with the Texas Payday Law (in ciu ding but not limited to the payment of pay for vacatio ns, holidays, sick leave, parental leave, severa n cc, bonuses or commissions owed to an employee under the teems of an agreem tnt between the employee and Client or under a policy of Client). (Hi) The following sentences shall be added ro ss. I 4.A: Client agrees that if an independent con tractor does not provide evidence of W C coverage, Client will require the independent contractor to enter an agreement assuming resp on sib s as an independent contractor in accordance with the Texas Labor Code. Client understands that the Staff Leasing Services A ct C hap tee 91 of the Texas Labor Code, provides that, if this Agreement is terminated more than two years a flee its effective date, and Client tither obtains a new W C policy or adds the former assigned employees to an existing policy, the premium for Client's WC insurance policy wilt be based on the lower of: (a) Client's experience modifier prior to entering in to this Agreement; or (b) G cv ity HR experience modifier at the time this Agreement is terminated, even if C liens's loss exp etience is better than Gevity HR's during the term (s) of this Agreement. (iv) Add the following sentences to ss.24:
Gevity HR IS SUBJECT TO REGULATION BY THE TEXAS DEPARTMENT OF LICENSING AND REGULATION ("DLR"). ANY UNRESOLVED COMPLAINTS CONCERNING A LICENSEE OR QUESTIONS CONCERNING THE REGULATION OF STAFF LEASING SERVICES MAY BE ADDRESSED TO THE DER AT P.O. BOX 12157, AUSTIN, TX 78711 OR CLIENT MAY CALL THE DLR AT (512) 463-5522. (v) All references in this Agreement to "Co-Em pioyees" shall mean "assigned employees." (vi) All references in this Agreemens so "Gevity HR" shall mean one of the Geviry HR entities shat is licensed by the D LR: Gevity HR. L.P., Gevity HR IV, L.P., Gevity HR IX, L.P. or Gevity HR X, L.P. (vii) In 424: in the 2' line, change "Florida" to "Texas;" delete: "courts in and for Manatee County, Florida or in the United States District Coo rt foe she Middle District of Florida" and substitute: "appropriate federal district or state court in Texas.' S. Utah: Gevity HR's telephone number is (800) 243-8489; Gevity HRs contact person is the director of "client H )t service o era tion s." The contact person at Client's office is ____ti

who can be reached by telephone at _._.4tVTJrueT2

T. Virginia: If Client hires any workrrs and does not report them so Gevity HR in accordance with ss.14 .A. of this Agreement, those workers will not be deemed "Co-Employees" and, pursuant to 465.2-801 of the Code of Virginia, they will not be covered by Gevity HR's W C policy. Client agrees to maintain separate voluntary market W C insurance to cover those workees.

36. CONFIDENTIALITY: All inform anon and matrrial provided to Gevity HR conceening Client's business and financial operations will be held by Gevity HR in the strictrnr confidence and given the same protection G cv ity HR provides for its own confidential documents. Documents and data received or creased by G evity HR in performance of the Services are and shall remain Gevity HR's confidential docum enss.

                          OneSource Technologies, Inc.

                        Proposal Presented by Brad Webb

                              on September 3, 2002

Using the data which you provided, we have been able to establish our Fee(s), The Fee(s) ("Fees") are applicable to all remuneration* of Co-Employees during the term of any written agreement ("Agreement") between you and Gevity HR.

The Quoted Fees are Based on the Following Information:

--------------------------------------------------------------------------------
Number of Employees: 17      Payroll Amount: $21,195   Payroll Cycle: Bi-Weekly
--------------------------------------------------------------------------------

                              Workers'           Fee                   Fee
Employees Job Description     Compensation       Per $100 of           After
                              Classification     Gross Remuneration    Cutoffs
================================================================================
Clerical office employees     8810               $ 13.166              $ 10.866

Off machine or app install    5191               $ 13.654              $ 11.354

Salesperson                   8742               $ 13.214              $ 10.914

Computing, Recording or
Office Machine Mfg.           3574               $ 14.078              $ 11.778

The Fees cover our services for FICA, Federal and Arizona unemployment taxes, workers' compensation coverage expenses, our administrative fee and, if ap any additional services specified on Schedule 'A', attached. Certain components of your Fees are detailed on Schedule 'B', attached.
--------------------------------------------------------------------------------
Gevity HR has established a client enrollment process that will take up to five days after all forms are accurately completed. (Please carefully review the New Client Timeline.) We cannot pay your employees for any hours worked until such time. PLEASE DO NOT CANCEL any insurance policies covering health or workers' compensation or any payroll processing services until after you receive fmal acceptance, in writing, from Gevity HR. This Proposal supercedes any earlier proposals. It is valid for 45 days from the above date and is subject to our entering into an Agreement signed by you and Gevity HR. We will be requesting information that is necessary to review and quali your company as a new client ofGevity HR. Submitting this information in no way obligates you or Gevity HR to enter into an Agreement. Either party reserves the right to discontinue this review process at any time.

If and when an Agreement becomes effective, this Proposal becomes an integral part thereof. The Fees are subject to adjustment as provided in Section 12 of the Agreement.




Your signature below acknowledges your understanding of the disclosures made on this schedule.


/s/ Jerry Washburn                      President               13 Sept 02
--------------------------------------------------------------------------------
 Client Signature                        Title                    Date

* As used in this document, and in by reference into the Agreement the term "remuneration" means remuneration as defined in the Basic Manual of the National Council of Compensation Insurance, Inc., Rule 5, as revised from time to time.

                                                                      Schedule A
                                                                 Proposal #76461
                                                               GVHR SUM 9/3/2002

OneSource Technologies, Inc. CA

This Schedule A is an integral part of the Proposal presented to you by Gevity HR. It provides general descriptions of the services that are included in the Fees quoted to you in our Proposal. Any items listed as "Optional" may be ordered by you for an additional charge. However, the "Optional Health & Insurance Benefits" are only available if you initially selected Benefits on page 1 of Gevity HR's Professional Services Agreement ("PSA").

================================================================================
HR FULL SERVICE
================================================================================

Find the Right People
---------------------

o  Best practices online/phone access     o  New employee hire forms

o  Sample job descriptions                o  Upon Client Request

o  Job description builder                   o Online candidate assessment tools

o  Compensation calculator                   o Candidate drug screening

o  Interview guidelines                      o Candidate background reenings -
                                               includes "Basic" package
o  Recruitment advertising development


Optional:

o  Recruitment advertising placement (price based on actual ad cost)

o Higher-level Candidate Background Screening packages (current prices range from $39 to $109 per package)


Develop & Manage
----------------

o  Best practices online/phone access     o  Employee orientation programs /
                                             online access

o  FIRMS                                  o  E-Learning - 5 course package

o  Online employee skills assessments     o  HR video library

o  Performance builder


Optional:

o Additional E-Learning courses (current prices range from $15 to $60 per course)


Retain Your Best
----------------

o  Best practices online/phone access     o  Sample flexible work arrangements

   o  HR needs assessment                 o  Employee Assistance Program

   o  Employee relations advice           o  Employee discounts

o  Sample retention programs              o  Reward and recognition program /
                                             online


Optional:

o  Health & Insurance Benefits (price based on client census data):

     o Medical, Dental, & Vision plans (price is included in Health & Insurance Benefits cost)

     o Life, AD&D, STD, and LTD insurance (price is included in Health & Insurance Benefits cost)

o  Reward and recognition program fulfillment (price based on reward choices)

o Retirement plans and 401(k) programs (price: $500 set-up fee, plus $35 per participant admin fee, if less than 6 participants)

                                     1 of 2

                                                                      Schedule A
                                                                 Proposal #76461
                                                              GVHR SCHA 9/3/2002

OneSource Technologies, Inc.


Manage the Paperwork
--------------------

o  Online sample HR forms                    o  Report payroll using Gevity HR
                                                Central

o  Online payroll, tax filing &              o  Report payroll on Monday
     administration

o  W-2 preparation                           o  Pay period is Bi-weekly -

o  Unemployment administration and claims    o  Payroll is delivered on Sunday
     processing

o  COBRA, FMLA, and Section 125              o  Payroll delivered by Fed Ex
     administration

o  Annual benefits enrollment                o  5 delivery sites

o  401(k) plan administration                o  Employees paid by Direct Deposit
                                                and Gevity HR Check

o  Workers Compensation claims administration

   o Certificates of insurance

   o Loss history analysis


Optional:

o Time & attendance systems (current systems range from $595 to several thousand dollars)


Protect Your Business
---------------------

o  Employee handbooks                        o  Workers' compensation coverage

o  Sample HR policies and best practices /   o  Serious accident investigations
   online

o  Regulatory compliance                     o  Return to work assistance

o  HR consultations / phone access           o  Workplace safety evaluation and
                                                guidance

        o  COBRA administration              o  0SHA guidance

        o  FMLA administration               o  Safety bulletins

        o  Fair Labor Standards Act          o  Safety training video library
           guidance

        o  ADA consultations                 o  Drug-free workplace program

        o  EEO consultations                 o  Re-employment toolkit

o  Employee progressive discipline           o  Unemployment claims appeals
   process - phone access processing

o  Employee termination guidelines - phone access

o  Employee exit interview guidelines and forms - online phone access

Optional

o Drug testing within Drug-free workplace program (current prices range from $40 to $55 per test) - Client determines frequency





By signing below, I acknowledge that the final approved Proposal, including Schedule A, shall be incorporated into, and become part of, the PSA once the PSA has been signed by you and Gevity HR. Gevity HR will provide you with written notice of any substantive modification to the services that are included in our Fees.


/s/ Jerry Washburn                      President               13 Sept 02
--------------------------------------------------------------------------------
 Client Signature                        Title                    Date

                                     2 of 2

OneSource Technologies, Inc.

                                                                      Schedule B
                                                                 Proposal #76461
                                                             SL SCHB900 9/3/2002

This Schedule 'B' is attached to and is an integral part of the Proposal presented to you by Gevity HR.

A.   TaxCaps
     -------

     Your Fees will reflect tax caps established annually under federal and state laws for PICA, FUTA and SUTA.

     Social Security Tax (FICA):
     When an employee's taxable compensation exceeds $84,900 (current cap for social security tax), your Fees will be reduced by an additional $620 per $100 for that employee.

     Federal Unemployment Tax (FUTA):
     When an employee's taxable compensation exceeds $7,000 (current cap for federal unemployment tax), your Fees will be reduced by $0.80 per $100 for that employee.

     State Unemployment Tax (SUTA):
     When an employee's taxable compensation exceeds $7,000 (current cap for state unemployment tax), your Fees will be reduced by $1 .SQper $100 for that employee.

B.   Fees
     ----

     Fees to Start Your Account:
     Your non-refundable set-up fees in the total amount of $850 must be given to a Gevity HR representative at the time you deliver your signed copy of our Services Agreement. Our acceptance of your set up fees does not guarantee that you will become a client of Gevity HR. If Gevity HR declines to enter an Agreement with you, the set up fees will be refunded.

     401K and other Retirement Plans:
     If you adopt the Gevity HR 401K Retirement Plan, you will pay a one-time set-up fee of$500. If you sponsor your own deferred-compensation plan and sign our Agency Agreement appointing Gevity HR as your agent to withhold employee contributions and make periodic payments to the administrator of your plan, you will pay a one-time set-up fee of $500 for a 401K plan or $100 for any other type of qualified retirement plan.

C.   Other
     -----
     Payroll Reporting Method:

     In this proposal you have received a reduction in your Fees for using our online payroll application. Should you decide not to use our online payroll application your Fees will be adjusted accordingly.

     Local taxes:
     If any state or local taxing authorities impose specific taxes on the employer, those taxes will be added to your Fee.




Your signature below acknowledges your understanding of the disclosures made on this schedule.


/s/ Jerry Washburn                      President               13 Sept 02
--------------------------------------------------------------------------------
 Client Signature                        Title                    Date

* As used in this document, and incorporated by reference into the Agreement, the term `remuneration" means remuneration as defined in the Basic Manual of the National Council of Compensation Insurance, Inc., Rule 5, as revised from time to time.

                         OneSource Technologies, Inc. CA

                         Proposal Presented by Brad Webb

                              on September 3, 2002

Using the data which you provided, we have been able to establish our Fee(s). The Fee(s) ("Fees") are applicable to all remunerationt of Co-Employees during the term of any written agreement ("Agreement") between you and Gevity HR.

     The Quoted Fees are Based on the Following Information:

--------------------------------------------------------------------------------
Number of Employees: 1     Payroll Amount: $1,515      Payroll Cycle: Bi-Weekly
--------------------------------------------------------------------------------
                              Workers'           Fee                   Fee
Employees Job Description     Compensation       Per $100 of           After
                              Classification     Gross Remuneration    Cutoffs
================================================================================
Office machine or
app install                   5191               $ 18.680             $ 14.480

The Fees cover our services for RCA, Federal and California unemployment taxes, workers' compensation coverage expenses, our administrative fee and, if applicable, any additional services specified on Schedule 'A', attached. Certain components of your Fees are detailed on Schedule "B", attached.

Gevity HR has established a client enrollment process that will take up to five days after all forms are accurately completed. (Please carefully review the New Client Timeline.) We cannot pay your employees for any hours worked until such time. PLEASE DO NOT CANCEL any insurance policies covering health or workers' compensation or any payroll processing services until after you receive fmal acceptance, in writing, from Gevity HR. This Proposal supercedes any earlier proposals. It is valid for 45 days from the above date and is subject to our entering into an Agreement signed by you and Gevity HR. We will be requesting information that is necessary to review and qualify your company as a new client of Gevity HR. Submitting this information in no way obligates you or Gevity HR to enter into an Agreement. Either party reserves the right to discontinue this review process at any time.

If and when an Agreement becomes effective, this Proposal becomes an integral part thereof The Fees are subject to adjustmentas provided in Section 12 of the Agreement.





Your signature below acknowledges your understanding of the disclosures made on this schedule.


/s/ Jerry Washburn                      President               13 Sept 02
--------------------------------------------------------------------------------
 Client Signature                        Title                    Date

* As used in this document, and incorporated by reference into the Agreement, the term "remuneration" means remuneration as defined in the Basic Manual of the National Council of Compensation Insurance, Inc., RuleS, as revised from time to time.

                                                                      Schedule A
                                                                  Proposal 76491
                                                              GVHR SCHA 9/3/2002

OneSource Technologies, Inc. CA

This Schedule A is an integral part of the Proposal presented to you by Gevity HR. It provides general descriptions of the services that are included in the Fees quoted to you in our Proposal. Any items listed as "Optional" may be ordered by you fin an additional charge. However, the "Optional Health & Insurance Benefits" are only available ifyou initially selected Benefits on page 1 of Gevity HRs Professional Services Agreement ("PSA").

================================================================================
HR FULL SERVICE
================================================================================

Find the Right People
---------------------

o  Best practices online/phone access       o  New employee hire forms

o  Sample job descriptions                  o  Upon Client Request

o  Job description builder                      o  Online candidate assessment
                                                   tools
o  Compensation calculator                      o  Candidate drug screening

o  Interview guidelines                         o  Candidate background
                                                   screenings includes

o  Recruitment advertising development"Basic' package


Optional:

o  Recruitment advertising placement (price based on actual ad cost)

o Higher-level Candidate Background Screening packages (current prices range from $39 to $109 per package)


Develop & Manage
----------------

o  Best practices online/phone access         o  Employee orientation programs /
                                                 online access

     o  HRMS                                  o  E-Learning - 5 course package

     o  Online employee skills assessments    o  HR video library

o  Performance builder


Optional:

o Additional E-Learning courses (current prices range from $15 to $60 per course)


Retain Your Best
----------------

o  Best practices online/phone access       o  Sample flexible work arrangements

  o  HR needs assessment                    o  Employee Assistance Program

  o  Employee relations advice              o  Employee discounts

o  Sample retention programs                o  Reward and recognition program /
                                               online

Optional:

o  Health & Insurance Benefits (price based on client census data):

     o Medical, Dental, & Vision plans (price is included in Health & Insurance Benefits cost)

     o Life, AD&D, TD, and LTD insurance (price is included in Health & Insurance Benefits cost)

o  Reward and recognition program fulfillment (price based on reward choices)

o Retirement plans and 401(k) programs (price: $500 set-up fee, plus $35 per participant admin fee, if less than 6 participants)

                                     1 of 2

                                                                      Schedule A
                                                                 Proposal #76491
                                                              GVHR SCHA 9/3/2002

OneSource Technologies, Inc. CA

Manage the Paperwork
--------------------

o  Online sample HR forms                   o  Report payroll using Gevity HR
                                               Central

o  Online payroll, tax filing               o  Report payroll on Monday
   & administration

o  W-2 preparation                          o  Pay period is Bi-weekly -

o  Unemployment administration and
    claims processing                       o  Payroll is delivered on Sunday

o  COBRA, FMLA, and Section 125
   administration                           o  Payroll delivered by Fed Ex

o  Annual benefits enrollment               o  3 delivery sites

o  401(k) plan administration               o  Employees paid by Direct Deposit
                                               and Gevity HR

o  Workers Compensation claims
   administration  Check

o Certificates of insurance

o Loss history analysis


Optional:

o Time & attendance systems (current systems range from $595 to several thousand dollars)


Protect Your Business
---------------------

o  Employee handbooks                        o  Workers compensation coverage

o  Sample HR policies and best practices
   I online                                  o  Serious accident investigations

o  Regulatory compliance                     o  Return to work assistance

o  HR consultations I phone access           o  Workplace safety evaluation and
                                                guidance

o  COBRA administration                      o  OSHA guidance

o  FMLA administration                       o  Safety bulletins

o  Fair Labor Standards Act guidance         o  Safety training video library

o  ADA consultations                         o  Drug-free workplace program

o  LEO consultations                         o  Re-employment toolkit

o  Employee progressive discipline
   process - phone access processing         o  Unemployment claims appeals

o  Employee termination guidelines -
   phone access

o  Employee exit interview guidelines and forms - online/ phone access


Optional:

o Drug testing within Drug--free workplace program (current prices range from $40 to $55 per test) - Client determines frequency




By signing below, I acknowledge that the final approved Proposal, including Schedule A, shall be incorporated into, and become part of, the PSA once the PSA has been signed by you and Gevity HR. Gevity HR will provide you with written notice of any substantive modification to the services that are included in our Fees.

/s/ Jerry Washburn                      President               13 Sept 02
--------------------------------------------------------------------------------
 Client Signature                        Title                    Date

                                     2 of 2

OneSource Technologies, Inc. CA

                                                                    Schedule 'B'
                                                                 Proposal #76460
                                                             SL SCHB900 9/3/2002

This Schedule 'B' is attached to and is an integral part of the Proposal presented to you by Gevity HR.

A.   TaxCaps
     -------

     Your Fees will reflect tax caps established annually under federal and state laws for PICA, FUTA and SUTA.

     Social Security Tax (FICA):
     When an employee's taxable compensation exceeds $84,900 (current cap for social security tax), your Fees will be reduced by an additional $620 per $100 for that employee.

     Federal Unemployment Tax (FUTA):
     When an employee's taxable compensation exceeds $7,000 (current cap for federal unemployment tax), your Fees will be reduced by $0.80 per $100 for that employee.

     State Unemployment Tax (SUTA):
     When an employee's taxable compensation exceeds $7,000 (current cap for state unemployment tax), your Fees will be reduced by $1.00 per $100 for that employee.

B.   Fees
     ----

     Fees to Start Your Account:
     Your non-refundable set-up fees in the total amount of $850 must be given to a Gevity HR representative at the time you deliver your signed copy of our Services Agreement. Our acceptance of your set up fees does not guarantee that you will become a client of Gevity HR. If Gevity HR declines to enter an Agreement with you, the set up fees will be refunded.

     401K and other Retirement Plans:
     If you adopt the Gevity HR 401K Retirement Plan, you will pay a one-time set-up fee of$500. If you sponsor your own deferred-compensation plan and sign our Agency Agreement appointing Gevity HR as your agent to withhold employee contributions and make periodic payments to the administrator of your plan, you will pay a one-time set-up fee of $500 for a 401K plan or $100 for any other type of qualified retirement plan.

C.   Other
     -----
     Payroll Reporting Method:

     In this proposal you have received a reduction in your Fees for using our online payroll application. Should you decide not to use our online payroll application your Fees will be adjusted accordingly.

     Local taxes:
     If any state or local taxing authorities impose specific taxes on the employer, those taxes will be added to your Fee.




Your signature below acknowledges your understanding of the disclosures made on this schedule.


/s/ Jerry Washburn                      President               13 Sept 02
--------------------------------------------------------------------------------
 Client Signature                        Title                    Date

* As used in this document, and incorporated by reference into the Agreement, the term `remuneration" means remuneration as defined in the Basic Manual of the National Council of Compensation Insurance, Inc., Rule 5, as revised from time to time.

                       OneSource Technogies, Inc. Colorado

                         Proposal Presented by Brad Webb

                              on September 3, 2002

Using the data which you provided, we have been able to establish our Fee(s). The Fee(s) ("Fees") are applicable to all remuneration* of Co-Employees during the term of any written agreement ("Agreement") between you and Gevity HR.

     The Quoted Fees are Based on the Following Information:


--------------------------------------------------------------------------------
Number of Employees: 14      Payroll Amount: $19,624   Payroll Cycle: Bi-Weekly
--------------------------------------------------------------------------------

                              Workers'           Fee                   Fee
Employees Job Description     Compensation       Per $100 of           After
                              Classification     Gross Remuneration    Cutoffs
================================================================================
Office machine or app         5191               $ 14.594              $ 12.794
Install

The Fees cover our services for RCA, Federal and Colorado unemployment taxes, workers' compensation coverage expenses, our administrative fee and, if applicable, any additional services specified on Schedule 'A', attached. Certain components of your Fees are detailed on Schedule 'B', attached.

Gevity HR has established a client enrollment process that will take up to five days after all forms are accurately completed. (Please carefully review the New Client Timeline.) We cannot pay your employees for any hours worked until such time. PLEASE DO NOT CANCEL any insurance policies covering health or workers' compensation or any payroll processing services until after you receive final acceptance, in writing, from Gevity HR. This Proposal supercedes any earlier proposals. It is valid for 45 days from the above date and is subject to our entering into an Agreement signed by you and Gevity HR. We will be requesting information that is necessary to review and qualify your company as a new client of Gevity HR. Submitting this information in no way obligates you or Gevity HR to enter into an Agreement. Either party reserves the right to discontinue this review process at any time.

If and when an Agreement becomes effective, this Proposal becomes an integral part thereof. The Fees are subject to adjustment as provided in Section 12 of the Agreement.



Your signature below acknowledges your understanding of the disclosures made on this schedule.

/s/ Jerry Washburn                      President               13 Sept 02
--------------------------------------------------------------------------------
 Client Signature                        Title                    Date


* As used in this document, and incorporated by reference into the Agreement, the term "remuneration" means remuneration as defined in the Basic Manual of the National Council of Compensation Insurance, Inc., Rule as revised from time to time.

                                                                      Schedule A
                                                                 Proposal #76460
                                                              GVHR SCHA 9/3/2002

OneSource Technologies, Inc. Colorado

This Schedule A is an integral part of the Proposal presented to you by Gevity HR. It provides general descriptions of the services that are included in the Fees quoted to you in our Proposal. Any items listed as "Optional" may be ordered by you for an additional charge. However, the "Optional Health & Insurance Benefits" are only available if you initially selected Benefits on page 1 of Gevity HR's Professional Services Agreement ("PSA").

================================================================================
HR FULL SERVICE
================================================================================

Find the Right People
---------------------

o  Best practices online/phone access     o  New employee hire forms

o  Sample job descriptions                o  Upon Client Request

o  Job description builder                  o  Online candidate assessment tools

o  Compensation calculator                  o  Candidate drug screening

o  Interview guidelines                     o  Candidate background screenings -
                                               includes "Basic" package
o  Recruitment advertising development


Optional:

o  Recruitment advertising placement (price based on actual ad cost)

o Higher-level Candidate Background Screening packages (current prices range from $39 to $109 per package)


Develop & Manage
----------------

o  Best practices online/phone access     o  Employee orientation programs /
                                             online access

o  HRMS                                   o  E-Learning - 5 course package

o  Online employee skills assessments     o  HR video library

o  Performance builder


Optional:

o Additional E-Learning courses (current prices range from $15 to $60 per course)


Retain Your Best
----------------

o  Best practices online/phone access     o  Sample flexible work arrangements

   o  HR needs assessment                 o  Employee Assistance Program

   o  Employee relations advice           o  Employee discounts

o  Sample retention programs              o  Reward and recognition program /
                                             online


Optional:

o  Health & Insurance Benefits (price based on client census data):
   o Medical, Dental, & Vision plans (price is included in Health & Insurance Benefits cost)
   o Life, AD&D, STD, and LTD insurance (price is included in Health & Insurance Benefits cost)
o  Reward and recognition program fulf illment (price based on reward choices)
o Retirement plans and 401(k) programs (price: $500 set-up fee, plus $35 per participant admin fee, if less than 6 participants)

                                     1 of 2

                                                                      Schedule A
                                                                 Proposal #76460
                                                              GVHR SCHA 9/3/2002

OneSource Technogies, Inc. Colorado


Manage the Paperwork
--------------------

o  Online sample HR forms                   o  Report payroll using Gevity HR
                                               Central

o  Online payroll, tax filing               o  Report payroll on Monday
   & administration

o  W-2 preparation                          o  Pay period is Bi-weekly -

o  Unemployment administration and
    claims processing                       o  Payroll is delivered on Sunday

o  COBRA, FMLA, and Section 125
   administration                           o  Payroll delivered by Fed Ex

o  Annual benefits enrollment               o  3 delivery sites

o  401(k) plan administration               o  Employees paid by Direct Deposit
                                               and Gevity HR

o  Workers Compensation claims
   administration  Check

o Certificates of insurance

o Loss history analysis


Optional:

o Time & attendance systems (current systems range from $595 to several thousand dollars)


Protect Your Business
---------------------

o  Employee handbooks                        o  Workers compensation coverage

o  Sample HR policies and best practices
   I online                                  o  Serious accident investigations

o  Regulatory compliance                     o  Return to work assistance

o  HR consultations I phone access           o  Workplace safety evaluation and
                                                guidance

o  COBRA administration                      o  OSHA guidance

o  FMLA administration                       o  Safety bulletins

o  Fair Labor Standards Act guidance         o  Safety training video library

o  ADA consultations                         o  Drug-free workplace program

o  LEO consultations                         o  Re-employment toolkit

o  Employee progressive discipline
   process - phone access processing         o  Unemployment claims appeals

o  Employee termination guidelines -
   phone access

o  Employee exit interview guidelines and forms - online/ phone access


Optional:

o Drug testing within Drug--free wor/cplace program (current prices range from $40 to $55 per test) - Client determines frequency




By signing below, I acknowledge that the final approved Proposal, including Schedule A, shall be incorporated into, and become part of, the PSA once the PSA has been signed by you and Gevity HR. Gevity HR will provide you with written notice of any substantive modification to the services that are included in our Fees.

/s/ Jerry Washburn                      President               13 Sept 02
--------------------------------------------------------------------------------
 Client Signature                        Title                    Date

                                     2 of 2

OneSource Technogies, Inc. Colorado

                                                                    Schedule 'B'
                                                                 Proposal #76460
                                                             SL SCHB900 9/3/2002

This Schedule 'B' is attached to and is an integral part of the Proposal presented to you by Gevity HR.

A.   TaxCaps
     -------

     Your Fees will reflect tax caps established annually under federal and state laws for PICA, FUTA and SUTA.

     Social Security Tax (FICA):
     When an employee's taxable compensation exceeds $84,900 (current cap for social security tax), your Fees will be reduced by an additional $620 per $100 for that employee.

     Federal Unemployment Tax (FUTA):
     When an employee's taxable compensation exceeds $7,000 (current cap for federal unemployment tax), your Fees will be reduced by $0.80 per $100 for that employee.

     State Unemployment Tax (SUTA):
     When an employee's taxable compensation exceeds $7,000 (current cap for state unemployment tax), your Fees will be reduced by $1.00 per $100 for that employee.

B.   Fees
     ----

     Fees to Start Your Account:
     Your non-refundable set-up fees in the total amount of $850 must be given to a Gevity HR representative at the time you deliver your signed copy of our Services Agreement. Our acceptance of your set up fees does not guarantee that you will become a client of Gevity HR. If Gevity HR declines to enter an Agreement with you, the set up fees will be refunded.

     401K and other Retirement Plans:
     If you adopt the Gevity HR 401K Retirement Plan, you will pay a one-time set-up fee of $500. If you sponsor your own deferred-compensation plan and sign our Agency Agreement appointing Gevity HR as your agent to withhold employee contributions and make periodic payments to the administrator of your plan, you will pay a one-time set-up fee of $500 for a 401K plan or $100 for any other type of qualified retirement plan.

C.   Other
     -----

     Payroll Reporting Method:

     In this proposal you have received a reduction in your Fees for using our online payroll application. Should you decide not to use our online payroll application your Fees will be adjusted accordingly.

     Local taxes:
     If any state or local taxing authorities impose specific taxes on the employer, those taxes will be added to your Fee.




Your signature below acknowledges your understanding of the disclosures made on this schedule.


/s/ Jerry Washburn                      President               13 Sept 02
--------------------------------------------------------------------------------
 Client Signature                        Title                    Date

* As used in this document, and incorporated by reference into the Agreement, the term "remuneration" means remuneration as defined in the Basic Manual of the National Council of Compensation Insurance, Inc., Rule 5, as revised from time to time.

                      OneSource Technologies, Inc. Ilinois

                         Proposal Presented by Brad Webb

                              on September 3, 2002

Using the data which you provided, we have been able to establish our Fee(s). The Fee(s) ("Fees") are applicable to all remuneration* of Co-Employees during the term of any written agreement ("Agreement") between you and Gevity HR.

     The Quoted Fees are Based on the Following Information:


--------------------------------------------------------------------------------
Number of Employees: 1       Payroll Amount: $2,308     Payroll Cycle: Bi-Weekly
--------------------------------------------------------------------------------

                              Workers'           Fee                   Fee
Employees Job Description     Compensation       Per $100 of           After
                              Classification     Gross Remuneration    Cutoffs
================================================================================
Clerical office employees     8810               $ 13.756              $ 9.856


The Fees cover our services for RCA, Federal and Colorado unemployment taxes, workers' compensation coverage expenses, our administrative fee and, if applicable, any additional services specified on Schedule 'A', attached. Certain components of your Fees are detailed on Schedule 'B', attached.

Gevity HR has established a client enrollment process that will take up to five days after all forms are accurately completed. (Please carefully review the New Client Timeline.) We cannot pay your employees for any hours worked until such time. PLEASE DO NOT CANCEL any insurance policies covering health or workers' compensation or any payroll processing services until after you receive final acceptance, in writing, from Gevity HR. This Proposal supercedes any earlier proposals. It is valid for 45 days from the above date and is subject to our entering into an Agreement signed by you and Gevity HR. We will be requesting information that is necessary to review and qualify your company as a new client of Gevity HR. Submitting this information in no way obligates you or Gevity HR to enter into an Agreement. Either party reserves the right to discontinue this review process at any time.

If and when an Agreement becomes effective, this Proposal becomes an integral part thereof. The Fees are subject to adjustment as provided in Section 12 of the Agreement.



Your signature below acknowledges your understanding of the disclosures made on this schedule.

/s/ Jerry Washburn                      President               13 Sept 02
--------------------------------------------------------------------------------
 Client Signature                        Title                    Date


* As used in this document, and incorporated by reference into the Agreement, the term "remuneration" means remuneration as defined in the Basic Manual of the National Council of Compensation Insurance, Inc., Rule as revised from time to time.

                                                                      Schedule A
                                                                 Proposal #76462
                                                              GVHR SCHA 9/3/2002

OneSource Technologies, Inc. Ilinios

This Schedule A is an integral part of the Proposal presented to you by Gevity HR. It provides general descriptions of the services that are included in the Fees quoted to you in our Proposal. Any items listed as "Optional" may be ordered by you for an additional charge. However, the "Optional Health & Insurance Benefits" are only available if you initially selected Benefits on page 1 of Gevity HR's Professional Services Agreement ("PSA").

================================================================================
HR FULL SERVICE
================================================================================

Find the Right People
---------------------

o  Best practices online/phone access     o  New employee hire forms

o  Sample job descriptions                o  Upon Client Request

o  Job description builder                  o  Online candidate assessment tools

o  Compensation calculator                  o  Candidate drug screening

o  Interview guidelines                     o  Candidate background screenings -
                                               includes "Basic" package
o  Recruitment advertising development


Optional:

o  Recruitment advertising placement (price based on actual ad cost)

o Higher-level Candidate Background Screening packages (current prices range from $39 to $109 per package)


Develop & Manage
----------------

o  Best practices online/phone access     o  Employee orientation programs /
                                             online access

o  HRMS                                   o  E-Learning - 5 course package

o  Online employee skills assessments     o  HR video library

o  Performance builder


Optional:

o Additional E-Learning courses (current prices range from $15 to $60 per course)


Retain Your Best
----------------

o  Best practices online/phone access     o  Sample flexible work arrangements

   o  HR needs assessment                 o  Employee Assistance Program

   o  Employee relations advice           o  Employee discounts

o  Sample retention programs              o  Reward and recognition program /
                                             online


Optional:

o  Health & Insurance Benefits (price based on client census data):
   o Medical, Dental, & Vision plans (price is included in Health & Insurance Benefits cost)
   o Life, AD&D, STD, and LTD insurance (price is included in Health & Insurance Benefits cost)
o  Reward and recognition program fulf illment (price based on reward choices)
o Retirement plans and 401(k) programs (price: $500 set-up fee, plus $35 per participant admin fee, if less than 6 participants)

                                     1 of 2

                                                                      Schedule A
                                                                 Proposal #76462
                                                              GVHR SCHA 9/3/2002

OneSource Technogies, Inc. Ilinios


Manage the Paperwork
--------------------

o  Online sample HR forms                   o  Report payroll using Gevity HR
                                               Central

o  Online payroll, tax filing               o  Report payroll on Monday
   & administration

o  W-2 preparation                          o  Pay period is Bi-weekly -

o  Unemployment administration and
    claims processing                       o  Payroll is delivered on Sunday

o  COBRA, FMLA, and Section 125
   administration                           o  Payroll delivered by Fed Ex

o  Annual benefits enrollment               o  3 delivery sites

o  401(k) plan administration               o  Employees paid by Direct Deposit
                                               and Gevity HR

o  Workers Compensation claims
   administration  Check

o Certificates of insurance

o Loss history analysis


Optional:

o Time & attendance systems (current systems range from $595 to several thousand dollars)


Protect Your Business
---------------------

o  Employee handbooks                        o  Workers compensation coverage

o  Sample HR policies and best practices
   I online                                  o  Serious accident investigations

o  Regulatory compliance                     o  Return to work assistance

o  HR consultations I phone access           o  Workplace safety evaluation and
                                                guidance

o  COBRA administration                      o  OSHA guidance

o  FMLA administration                       o  Safety bulletins

o  Fair Labor Standards Act guidance         o  Safety training video library

o  ADA consultations                         o  Drug-free workplace program

o  LEO consultations                         o  Re-employment toolkit

o  Employee progressive discipline
   process - phone access processing         o  Unemployment claims appeals

o  Employee termination guidelines -
   phone access

o  Employee exit interview guidelines and forms - online/ phone access


Optional:

o Drug testing within Drug--free wor/cplace program (current prices range from $40 to $55 per test) - Client determines frequency




By signing below, I acknowledge that the final approved Proposal, including Schedule A, shall be incorporated into, and become part of, the PSA once the PSA has been signed by you and Gevity HR. Gevity HR will provide you with written notice of any substantive modification to the services that are included in our Fees.

/s/ Jerry Washburn                      President               13 Sept 02
--------------------------------------------------------------------------------
 Client Signature                        Title                    Date

                                     2 of 2

OneSource Technogies, Inc. Ilinios

                                                                    Schedule 'B'
                                                                 Proposal #76462
                                                             SL SCHB900 9/3/2002

This Schedule 'B' is attached to and is an integral part of the Proposal presented to you by Gevity HR.

A.   TaxCaps
     -------

     Your Fees will reflect tax caps established annually under federal and state laws for PICA, FUTA and SUTA.

     Social Security Tax (FICA):
     When an employee's taxable compensation exceeds $84,900 (current cap for social security tax), your Fees will be reduced by an additional $620 per $100 for that employee.

     Federal Unemployment Tax (FUTA):
     When an employee's taxable compensation exceeds $7,000 (current cap for federal unemployment tax), your Fees will be reduced by $0.80 per $100 for that employee.

     State Unemployment Tax (SUTA):
     When an employee's taxable compensation exceeds $7,000 (current cap for state unemployment tax), your Fees will be reduced by $1.00 per $100 for that employee.

B.   Fees
     ----

     Fees to Start Your Account:
     Your non-refundable set-up fees in the total amount of $850 must be given to a Gevity HR representative at the time you deliver your signed copy of our Services Agreement. Our acceptance of your set up fees does not guarantee that you will become a client of Gevity HR. If Gevity HR declines to enter an Agreement with you, the set up fees will be refunded.

     401K and other Retirement Plans:
     If you adopt the Gevity HR 401K Retirement Plan, you will pay a one-time set-up fee of $500. If you sponsor your own deferred-compensation plan and sign our Agency Agreement appointing Gevity HR as your agent to withhold employee contributions and make periodic payments to the administrator of your plan, you will pay a one-time set-up fee of $500 for a 401K plan or $100 for any other type of qualified retirement plan.

C.   Other
     -----

     Payroll Reporting Method:

     In this proposal you have received a reduction in your Fees for using our online payroll application. Should you decide not to use our online payroll application your Fees will be adjusted accordingly.

     Local taxes:
     If any state or local taxing authorities impose specific taxes on the employer, those taxes will be added to your Fee.




Your signature below acknowledges your understanding of the disclosures made on this schedule.


/s/ Thomas E. Glasgow                    CEO
--------------------------------------------------------------------------------
 Client Signature                        Title                    Date

* As used in this document, and incorporated by reference into the Agreement, the term "remuneration" means remuneration as defined in the Basic Manual of the National Council of Compensation Insurance, Inc., Rule 5, as revised from time to time.

                       OneSource Technologies, Inc Nevada

                        Proposal Presented by Brad Webb

                              on September 3, 2002

Using the data which you provided, we have been able to establish our Fee(s). The Fee(s) ("Fees") are applicable to all remunerationt of Co-Employees during the tenn of any written agreement ("Agreement") between you and (levity HR.

The Quoted Fees are Based on the Following Information:

--------------------------------------------------------------------------------
Number of Employees: 1       Payroll Amount: $1,289     Payroll Cycle: Bi-Weekly
--------------------------------------------------------------------------------

                              Workers'           Fee                   Fee
Employees Job Description     Compensation       Per $100 of           After
                              Classification     Gross Remuneration    Cutoffs
================================================================================
Office machine or             5191               $ 16.908              $ 13.008
app install

The Fees cover our services for RCA, Federal and Colorado unemployment taxes, workers' compensation coverage expenses, our administrative fee and, if applicable, any additional services specified on Schedule 'A', attached. Certain components of your Fees are detailed on Schedule 'B', attached.

Gevity HR has established a client enrollment process that will take up to five days after all forms are accurately completed. (Please carefully review the New Client Timeline.) We cannot pay your employees for any hours worked until such time. PLEASE DO NOT CANCEL any insurance policies covering health or workers' compensation or any payroll processing services until after you receive final acceptance, in writing, from Gevity HR. This Proposal supercedes any earlier proposals. It is valid for 45 days from the above date and is subject to our entering into an Agreement signed by you and Gevity HR. We will be requesting information that is necessary to review and qualify your company as a new client of Gevity HR. Submitting this information in no way obligates you or Gevity HR to enter into an Agreement. Either party reserves the right to discontinue this review process at any time.

If and when an Agreement becomes effective, this Proposal becomes an integral part thereof. The Fees are subject to adjustment as provided in Section 12 of the Agreement.



Your signature below acknowledges your understanding of the disclosures made on this schedule.

/s/ Jerry Washburn                      President               13 Sept 02
--------------------------------------------------------------------------------
 Client Signature                        Title                    Date


* As used in this document, and incorporated by reference into the Agreement, the term "remuneration" means remuneration as defined in the Basic Manual of the National Council of Compensation Insurance, Inc., Rule as revised from time to time.

                                                                      Schedule A
                                                                 Proposal #76512
                                                              GVHR SCHA 9/3/2002

OneSource Technologies, Inc. Nevada

This Schedule A is an integral part of the Proposal presented to you by Gevity HR. It provides general descriptions of the services that are included in the Fees quoted to you in our Proposal. Any items listed as "Optional" may be ordered by you for an additional charge. However, the "Optional Health & Insurance Benefits" are only available if you initially selected Benefits on page 1 of Gevity HR's Professional Services Agreement ("PSA").

================================================================================
HR FULL SERVICE
================================================================================

Find the Right People
---------------------

o  Best practices online/phone access     o  New employee hire forms

o  Sample job descriptions                o  Upon Client Request

o  Job description builder                  o  Online candidate assessment tools

o  Compensation calculator                  o  Candidate drug screening

o  Interview guidelines                     o  Candidate background screenings -
                                               includes "Basic" package
o  Recruitment advertising development


Optional:

o  Recruitment advertising placement (price based on actual ad cost)

o Higher-level Candidate Background Screening packages (current prices range from $39 to $109 per package)


Develop & Manage
----------------

o  Best practices online/phone access     o  Employee orientation programs /
                                             online access

o  HRMS                                   o  E-Learning - 5 course package

o  Online employee skills assessments     o  HR video library

o  Performance builder


Optional:

o Additional E-Learning courses (current prices range from $15 to $60 per course)


Retain Your Best
----------------

o  Best practices online/phone access     o  Sample flexible work arrangements

   o  HR needs assessment                 o  Employee Assistance Program

   o  Employee relations advice           o  Employee discounts

o  Sample retention programs              o  Reward and recognition program /
                                             online


Optional:

o  Health & Insurance Benefits (price based on client census data):
   o Medical, Dental, & Vision plans (price is included in Health & Insurance Benefits cost)
   o Life, AD&D, STD, and LTD insurance (price is included in Health & Insurance Benefits cost)
o  Reward and recognition program fulf illment (price based on reward choices)
o Retirement plans and 401(k) programs (price: $500 set-up fee, plus $35 per participant admin fee, if less than 6 participants)

                                     1 of 2

                                                                      Schedule A
                                                                 Proposal #76512
                                                              GVHR SCHA 9/3/2002

OneSource Technogies, Inc. Nevada


Manage the Paperwork
--------------------

o  Online sample HR forms                   o  Report payroll using Gevity HR
                                               Central

o  Online payroll, tax filing               o  Report payroll on Monday
   & administration

o  W-2 preparation                          o  Pay period is Bi-weekly -

o  Unemployment administration and
    claims processing                       o  Payroll is delivered on Sunday

o  COBRA, FMLA, and Section 125
   administration                           o  Payroll delivered by Fed Ex

o  Annual benefits enrollment               o  3 delivery sites

o  401(k) plan administration               o  Employees paid by Direct Deposit
                                               and Gevity HR

o  Workers Compensation claims
   administration  Check

o Certificates of insurance

o Loss history analysis


Optional:

o Time & attendance systems (current systems range from $595 to several thousand dollars)


Protect Your Business
---------------------

o  Employee handbooks                        o  Workers compensation coverage

o  Sample HR policies and best practices
   I online                                  o  Serious accident investigations

o  Regulatory compliance                     o  Return to work assistance

o  HR consultations I phone access           o  Workplace safety evaluation and
                                                guidance

o  COBRA administration                      o  OSHA guidance

o  FMLA administration                       o  Safety bulletins

o  Fair Labor Standards Act guidance         o  Safety training video library

o  ADA consultations                         o  Drug-free workplace program

o  LEO consultations                         o  Re-employment toolkit

o  Employee progressive discipline
   process - phone access processing         o  Unemployment claims appeals

o  Employee termination guidelines -
   phone access

o  Employee exit interview guidelines and forms - online/ phone access


Optional:

o Drug testing within Drug--free wor/cplace program (current prices range from $40 to $55 per test) - Client determines frequency




By signing below, I acknowledge that the final approved Proposal, including Schedule A, shall be incorporated into, and become part of, the PSA once the PSA has been signed by you and Gevity HR. Gevity HR will provide you with written notice of any substantive modification to the services that are included in our Fees.

/s/ Jerry Washburn                      President               13 Sept 02
--------------------------------------------------------------------------------
 Client Signature                        Title                    Date

                                     2 of 2

OneSource Technogies, Inc. Nevada

                                                                    Schedule 'B'
                                                                 Proposal #76512
                                                             SL SCHB900 9/3/2002

This Schedule 'B' is attached to and is an integral part of the Proposal presented to you by Gevity HR.

A.   TaxCaps
     -------

     Your Fees will reflect tax caps established annually under federal and state laws for PICA, FUTA and SUTA.

     Social Security Tax (FICA):
     When an employee's taxable compensation exceeds $84,900 (current cap for social security tax), your Fees will be reduced by an additional $620 per $100 for that employee.

     Federal Unemployment Tax (FUTA):
     When an employee's taxable compensation exceeds $7,000 (current cap for federal unemployment tax), your Fees will be reduced by $0.80 per $100 for that employee.

     State Unemployment Tax (SUTA):
     When an employee's taxable compensation exceeds $7,000 (current cap for state unemployment tax), your Fees will be reduced by $1.00 per $100 for that employee.

B.   Fees
     ----

     Fees to Start Your Account:
     Your non-refundable set-up fees in the total amount of $850 must be given to a Gevity HR representative at the time you deliver your signed copy of our Services Agreement. Our acceptance of your set up fees does not guarantee that you will become a client of Gevity HR. If Gevity HR declines to enter an Agreement with you, the set up fees will be refunded.

     401K and other Retirement Plans:
     If you adopt the Gevity HR 401K Retirement Plan, you will pay a one-time set-up fee of $500. If you sponsor your own deferred-compensation plan and sign our Agency Agreement appointing Gevity HR as your agent to withhold employee contributions and make periodic payments to the administrator of your plan, you will pay a one-time set-up fee of $500 for a 401K plan or $100 for any other type of qualified retirement plan.

C.   Other
     -----

     Payroll Reporting Method:

     In this proposal you have received a reduction in your Fees for using our online payroll application. Should you decide not to use our online payroll application your Fees will be adjusted accordingly.

     Local taxes:
     If any state or local taxing authorities impose specific taxes on the employer, those taxes will be added to your Fee.




Your signature below acknowledges your understanding of the disclosures made on this schedule.


/s/ Jerry Washburn                      President               13 Sept 02
--------------------------------------------------------------------------------
 Client Signature                        Title                    Date

* As used in this document, and incorporated by reference into the Agreement, the term "remuneration" means remuneration as defined in the Basic Manual of the National Council of Compensation Insurance, Inc., Rule 5, as revised from time to time.